UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒ Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to § 240.14a-12

BRIXMOR PROPERTY GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023 Proxy
Statement

Notice of Annual Meeting of Stockholders

BRIXMOR® Property Group | BRX LISTED NYSE

March 14, 2023
Dear Fellow Stockholders:
Please join us for Brixmor Property Group Inc.’s Annual Meeting of Stockholders on Wednesday, April 26, 2023, at 9:00 a.m. (EDT). To encourage higher levels of stockholder participation and help us reduce financial and environmental costs, this year’s Annual Meeting will again be held in a virtual meeting format only. You will be able to attend the virtual Annual Meeting, vote, and submit questions by first registering at https://www.viewproxy.com/brixmor/2023 and then following the instructions that will be emailed to you. Please note that you must register no later than 11:59 p.m. (EDT) on April 21, 2023.
As in prior years, we are pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites the stockholders’ receipt of the materials, lowers the costs of the Annual Meeting, and conserves natural resources. A Notice of Internet Availability of Proxy Materials was sent to stockholders of record at the close of business on February 9, 2023. The notice contains instructions on how to access our proxy statement, 2022 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2022, and how to vote online. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the notice.
The matters to be acted upon at the Annual Meeting are described in detail in the accompanying notice of the Annual Meeting and the proxy statement. We may also report on other matters of current interest to our stockholders.
Please use this opportunity to contribute to our company by voting on the matters to come before this Annual Meeting. Stockholders who hold shares in their own name through our transfer agent, Computershare, can vote online or by telephone. To vote online or by telephone, follow the instructions contained on the following page. In addition, if you have requested or received a paper copy of the proxy materials, you can vote by completing, dating, signing, and returning the proxy card sent to you with the proxy materials. Voting online, by telephone, or by returning the proxy card does not deprive you of your right to attend the virtual Annual Meeting or to vote your shares at the virtual Annual Meeting. If you do attend the virtual Annual Meeting and wish to vote at that time, you may revoke your proxy at or prior to the virtual Annual Meeting.
Thank you for your continued support of Brixmor Property Group Inc.
Sincerely,

James M. Taylor Jr.	John G. Schreiber
Chief Executive Officer and President	Chair of the Board

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 1

>	PROXY VOTING METHODS
If at the close of business on February 9, 2023, you were a stockholder of record, you may authorize a proxy to vote in accordance with your instructions online, by telephone or, if you have requested or received a paper copy of the proxy materials by mail, or you may vote at the virtual Annual Meeting. For shares held through a broker, bank, or other nominee, you may authorize a proxy by submitting voting instructions to your broker, bank, or other nominee. To reduce our administrative and postage costs, we ask that you authorize a proxy online or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 90 of the proxy statement.
If you are a stockholder of record and are voting by proxy, your proxy must be received by 11:59 p.m. (EDT) on April 25, 2023 to be counted.
To authorize a proxy if you are a stockholder of record:
Online
Go to the website https://www.aalvote.com/BRX and follow the instructions, 24 hours a day, seven days a week.
You will need the control number included on your Notice of Internet Availability or proxy card in order to vote online.

BY TELEPHONE
From a touch-tone telephone, dial 1-866-804-9616 and follow the recorded instructions, 24 hours a day, seven days a week.
You will need the control number included on your Notice of Internet Availability or proxy card in order to vote by telephone.

BY MAIL	Mark your selections on the proxy card. Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the enclosed postage-paid envelope.
YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.
If you hold your shares in street name, you may also submit voting instructions to your broker, bank, or other nominee. In most instances, you will be able to do this online, by telephone, or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.
BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 2

>	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TIME	9:00 a.m. (EDT) on Wednesday, April 26, 2023
PLACE	To encourage higher levels of stockholder participation and help us reduce the financial and environmental costs associated with the Annual Meeting, this year’s Annual Meeting will again be held in a virtual meeting format only. You will be able to attend the virtual Annual Meeting by first registering at https://www.viewproxy.com/brixmor/2023. Please note that you must register no later than 11:59 p.m. (EDT) on April 21, 2023. You will receive a meeting invitation by e-mail with your unique link and password prior to the meeting date. Stockholders will be able to listen, vote, and submit questions during the virtual Annual Meeting. For important information about attending the virtual Annual Meeting, see “General Information—How do I attend and vote shares at the virtual Annual Meeting?”
ITEMS OF BUSINESS	1. To elect the eight directors named in this proxy statement to serve until our next annual meeting of stockholders and until their successors are duly elected and qualify.
2. To consider and vote on a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.
3. To consider and vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers.
4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
RECORD DATE	You may vote at the Annual Meeting, or any adjournments or postponements thereof, if you were a stockholder of record at the close of business on February 9, 2023.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 3

VOTING BY PROXY	To ensure your votes are cast, you may authorize a proxy online, by telephone, or, if you have requested or received a paper copy of the proxy materials by mail, by completing, signing and returning your paper proxy card by mail. Internet and telephone voting procedures are described on the preceding page, in the General Information section beginning on page 86 of the proxy statement, and on the proxy card.
By Order of the Board of Directors, Steven F. Siegel Executive Vice President, General Counsel & Secretary
This Notice of Annual Meeting and proxy statement are being distributed or made available, as the case may be, on or about March 14, 2023.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 4

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 26, 2023:
Our proxy statement, 2022 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2022 will be available at https://www.viewproxy.com/brixmor/2023 beginning on or about March 14, 2023. As permitted by the Securities and Exchange Commission (the “SEC”), the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record. All stockholders will have the ability to access our proxy statement, 2022 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on February 6, 2023, on a website referred to in the Notice or to request a printed set of these materials at no charge. Instructions on how to access these materials online or to request a printed copy may be found in the Notice.
In addition, any stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to stockholders and will reduce the environmental impact of future annual meetings. A stockholder’s election to receive proxy materials by email will remain in effect until terminated by the stockholder.
BRIXMOR PROPERTY GROUP INC.
450 Lexington Avenue
New York, New York 10017
Telephone: (212) 869-3000
PROXY STATEMENT
Annual Meeting of Stockholders April 26, 2023 9:00 a.m. (EDT)
This proxy statement is being furnished by and on behalf of the Board of Directors of Brixmor Property Group Inc. in connection with the solicitation of proxies to be voted at the 2023 Annual Meeting of stockholders. This proxy statement and our 2022 annual report to stockholders will be available at https://www.viewproxy.com/brixmor/2023 beginning on or about March 14, 2023.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 5

>	TABLE OF CONTENTS
BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 6

>	PROXY STATEMENT SUMMARY
STOCKHOLDER VOTING MATTERS AND RECOMMENDATIONS
Proposal	Board Recommendation	Page
Proposal No. 1 – Election of Directors	For	20
Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm	For	41
Proposal No. 3 – Non-Binding Vote on Executive Compensation	For	44

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 7

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2023
The following table provides information about the eight candidates who have been nominated for election to our Board of Directors. Additional information regarding each nominee’s specific experience, qualifications, attributes, and skills can be found under Proposal No. 1. Upon election, these directors will hold office until our next annual meeting of stockholders and until their successors are duly elected and qualify. Effective as of the adjournment of the Annual Meeting, these directors will hold committee memberships and chair responsibilities as follows:
= Committee Chair = Committee Member Board Member	Age	Director Since	Committee Membership
			Audit	Compensation	Nominating & Corporate Governance
James M. Taylor Jr. Chief Executive Officer and President, Brixmor Property Group Inc.	56	2016
Sheryl M. Crosland Chair of the Board Former Managing Director and Retail Sector Head, JP Morgan Investment Management	70	2016
Michael Berman Former Chief Financial Officer, GGP Inc.	65	2013
Julie Bowerman Chief Marketing and Ecommerce Officer, Kellogg Company	54	2019
Thomas W. Dickson Former Chief Executive Officer, Harris Teeter Supermarkets, Inc.	67	2015
Daniel B. Hurwitz Founder and Chief Executive Officer, Raider Hill Advisors, LLC	58	2016
Sandra A. J. Lawrence Former Executive Vice President and Chief Administrative Officer, The Children’s Mercy Hospital and Clinics	65	2021
William D. Rahm Senior Managing Director, Centerbridge Partners, L.P.	44	2013

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 8

>	2022 BUSINESS OVERVIEW
During 2022, we continued to drive internal growth by capitalizing on the ongoing strength of the retail real estate environment and the momentum generated by our successful portfolio transformation initiatives. Our high-quality, nationally diversified portfolio of community and neighborhood shopping centers continues to benefit from the desire of many thriving retail platforms to locate in physical formats that provide greater access and proximity to their customers, which has led to robust leasing demand and below-average tenant move-out activity, resulting in a significant improvement in billed and leased occupancy metrics and record levels of total and small shop leased occupancy.
We have also continued to execute on our accretive, value-enhancing reinvestment program, repositioning assets to align with our vision of owning and operating the “centers of the communities we serve,” while harvesting the opportunities embedded in our portfolio of below-market leases. In addition, through disciplined capital recycling, we accelerated acquisitions of compelling, value-add, open-air retail assets, located in attractive retail submarkets, while disposing of assets where value had been maximized. As we have executed on our internal and external growth initiatives, we have maintained significant financial liquidity and flexibility to support the execution of our long-term balanced business plan.
As always, our execution in 2022 was guided by our purpose-driven Corporate Responsibility (“CR”) strategy and our commitment to environmental, social, and governance (“ESG”) issues.

Beneva Village Shoppes | North Port, Florida

Publix
FOOD & PHARMACY
3428
STOP
Free $10 Publix gift card with your flu shot.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 9

>	2022 BUSINESS HIGHLIGHTS
 PORTFOLIO ACTIVITY
 INVESTMENT ACTIVITY
 FINANCIAL FLEXIBILITY

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 10

>	CORPORATE RESPONSIBILITY
CORPORATE RESPONSIBILITY GOVERNANCE

Our ESG Steering Committee, which is comprised of executive and senior leadership from a variety of functional areas, meets quarterly to set, implement, monitor, and communicate our CR strategy and related initiatives. Our Board of Directors, through our Nominating and Corporate Governance Committee (“NCGC”) oversees our CR initiatives to ensure that our actions consistently demonstrate our strong commitment to operating in an environmentally and socially responsible manner. To facilitate their oversight, the NCGC and our Board of Directors are provided with quarterly updates on our initiatives by our senior leadership team. CR objectives are included as part of our executive officers’ goals and the achievement of such goals impacts the individual performance portion of their compensation.

Board of Directors
NCGC
ESG Steering Committee
Brixmor
Stakeholders

CORPORATE RESPONSIBILITY DISCLOSURE

We are committed to providing our stakeholders with transparent, robust, and comprehensive reporting on our CR initiatives, goals, and performance. As such, we prepare our CR disclosures in accordance with the Global Reporting Initiative Standards and in alignment with Sustainability Accounting Standards Board and Task Force on Climate-related Financial Disclosures (“TCFD”) reporting frameworks. We are a GRESB participant and a signatory to the Science Based Targets initiative (“SBTi”).
75% of Director Nominees have CR / ESG expertise
For more information on our CR strategy, goals, performance, and achievements, including our EEO-1 report, please visit the CR section of our website at
https://www.brixmor.com/why-brixmor/corporate-responsibility.
For information on our Board of Directors and related governance documents, please visit the Leadership & Governance tab on the Investor Relations section of our website at https://investors.brixmor.com/corporate-profile.
OPERATING IN A SOCIALLY RESPONSIBLE MANNER

We believe that prioritizing CR is critical to delivering consistent, sustainable growth. As such, our CR strategy is integrated throughout our organization and is focused on creating partnerships that improve the social, economic, and environmental well-being of all our stakeholders including our communities, employees, tenants, suppliers and vendors, and investors. Our strong commitment to ESG issues directly aligns with our core values and our vision to be the center of the communities we serve.

As a result of our CR efforts, we have been recognized by GRESB as a Green Star recipient for the sixth consecutive year. In addition, we received an “A” rating from GRESB for Public Disclosure for the fourth consecutive year. Additional recognition for our CR efforts includes:

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 11

•
ISS: Awarded Prime status for Corporate ESG Performance, indicating the fulfillment of ambitious absolute performance requirements

•
Sustainalytics: Awarded four out of five ESG Globes and an ESG Risk Score of 11.3, Low Risk

•
MSCI: Received an “A” rating, with year-over-year improvements in the social and governance pillar scores

•
U.S. Department of Energy Better Buildings Alliance/The Institute for Market Transformation: Awarded Green Lease Leader at the Gold Level recognition

TENANT PARTNERSHIPS
The success of our Company is highly dependent on the success of our tenants. As one of the largest open-air retail landlords in the United States, we support over 5,000 national and regional tenants and local entrepreneurs across the country, including many vibrant new retailers added over the past several years. By utilizing a combination of local leasing professionals and a dedicated National Accounts leasing team, we attract and retain a wide variety of relevant tenants to our shopping centers.
We strive to be a key partner in the success of our tenants by providing proactive property management, ongoing tenant coordination, and additional services such as marketing support for our local tenants. We work to ensure that our properties are safe and accessible and adhere to our high operational standards. Our commitment to maintaining best-in-class properties that serve the surrounding communities is evidenced by various initiatives and programs we have in place, including:

•
Biennial Tenant Survey: monitors our tenant engagement success and guides our tenant approach as we implement changes based on feedback received

•
Digital Bytes: provides tenants with digital marketing tips, available on our website, that are easy to implement and require little to no investment; this program was launched in response to feedback received from our tenant surveys

100% Of national tenant respondents would recommend BRX as a landlord according to our 2022 Tenant Survey
• Proudly Owned by Brixmor: recognizes signature properties across our portfolio based on a set of criteria, including tenant mix and relevance, design, landscaping, and sustainability

•
SpeakUp! app: connects tenants and employees directly with our Property Management team, resulting in lower response times

•
Incubator Program: offers retail space to new small business owners or retailers seeking to launch new concepts or brands, allowing them to test their concepts over a limited 90-day period

•
Tenant coordination: supports new tenants during the store opening process by providing hyperlocal expertise to guide them through permitting and other various local regulations

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 12

•
Adapting our centers: engages the community and our consumers by adding dedicated curbside pick-up areas, outdoor dining options, and vibrant community spaces

•
Sustainability best practices: offer cost-saving sustainability tips to help small business owners reduce their energy and water expenses, and their environmental footprint

SUPPLIER AND VENDOR RELATIONSHIPS
Brixmor seeks to partner with suppliers and vendors who share our passion for efficient, resilient properties built and maintained to meet our high operational standards. Our Supplier Code of Conduct, which outlines the ESG standards that we expect from our suppliers and vendors, is included in all new contracts. The Supplier Code of Conduct is also available on our website at: https://investors.brixmor.com/leadership-governance/governance-documents-policies.
Additionally, we maintain open dialogue with our suppliers through:
•
Regular review meetings with key national partners

•
Supplier engagement surveys, which were launched in late 2022 to understand the extent to which our suppliers and vendors embrace ESG considerations and to increase our awareness of upstream ESG considerations in pursuit of more sustainable operating practices

•
Requested adherence to the Partnership Engagement Pledge focused on work-site and community health and safety

ENVIRONMENTAL RESPONSIBILITY
We have established ambitious long-term sustainability goals and in 2022 we continued to make meaningful progress towards achieving these goals. We are focused on reducing our environmental impact and we promote environmental stewardship by integrating sustainable practices into our business organization through:
•
Energy efficiency projects such as with LED lighting conversions, motion sensor technology for parking lot lighting, reflective roofing, temperature sensors, an HVAC inventory program, and electric vehicle charging stations

•
On-site renewable energy projects such as solar panel installations

•
Water management projects such as xeriscaping, smart water meters, drip irrigation, annual wet checks, high efficiency fixtures, and the use of recycled water where feasible

•
Green lease provisions to promote sustainable operations

•
Strategic repositioning and redevelopment activity executed with a focus on resource efficiency and resiliency

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 13

Sustainability Goals

Target	Status[1]
Install electric vehicle charging stations (% of portfolio)	25% by 2025	11%
Generate on-site renewable energy capacity (solar panels)	20MW by 2025	6.7MW
Achieve Proudly Owned status (% of portfolio)	85% by 2025	33%
Reduce like-for-like common area water consumption[2]	15% by 2025	13%
Upgrade all properties to LED lighting (% of portfolio)	100% by 2025	90%
Reduce common area greenhouse gas ("GHG") emissions[3,4]	50% by 2030	38%
Achieve net zero carbon emissions[4]	By 2045	25,617 metric tons

1.
As of 12/31/2021.

2.
Compared to 2014 baseline.

3.
Compared to 2018 baseline.

4.
Reduction target applies to areas controlled directly by Brixmor (i.e. scope 1 and 2 GHG emissions).

Climate Change
In 2021, our ESG Steering Committee formalized the Company’s Climate Change Policy, which articulates our strategy for the assessment of and response to the risks posed by climate change and natural hazards to our properties, our tenants, and the communities we serve. As part of this policy, we set a goal to achieve net zero carbon emissions by 2045 for areas under our operational control. As a signatory of the SBTi, aligned with the 1.5 degree Celsius pathway, we are committed to an interim reduction of GHG emissions by 50% by 2030 for areas under our operational control. As of December 31, 2021, we have achieved a 38% reduction relative to this interim SBTi goal. We will continue to be transparent on our climate change progress through our external disclosures and we will collaborate with our key stakeholders to further address climate change.
As owners and operators of a nationwide portfolio of open-air retail centers, we recognize the importance and impact that climate change and extreme weather events can have on our

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 14

properties and the communities we serve. Proper preparation requires investments in property-level resiliency measures, advanced preparedness initiatives, business continuity planning, and rapid and coordinated disaster response. We aim to understand and minimize climate-related risks and to respond to events that are beyond our control as quickly, safely, and thoroughly as possible. Monitoring, mitigating, and preparing for climate change events are a top priority across the organization including our Operations, Transactions, Redevelopment, and Risk Management teams.
Portfolio-wide climate change and natural hazard risk assessments are conducted periodically in accordance with TCFD recommendations and are subject to review by our ESG Steering Committee. Our climate-related risk assessments identify key environmental risks including wildfires, flooding, hurricanes, heat and water stress, earthquakes, and sea level rise. We incorporate these climate-related risk assessments as part of our standard underwriting and due diligence processes for potential acquisitions and redevelopments.
In 2022, we implemented several strategies and initiatives focused on resiliency measures for higher risk properties that will help us prepare for and mitigate potential impacts of natural hazard and climate-related events, including: various hurricane/high wind upgrades, white roofs to reduce heat stress and utility use, native landscaping to reduce water stress, and stormwater infrastructure upgrades.
We also have an all-volunteer Disaster Assistance Recovery Team (“DART”) in place that provides immediate and long-term assistance at our centers following natural disasters to help our tenants quickly reopen and to help rebuild local communities. In 2022, we provided additional natural hazard risk training for our DART team, as well as enhanced emergency response and business continuity training for all of our offices and business processes.
COMMUNITY CONNECTIVITY
Our properties serve an important role in their communities and, as such, we are deliberate and thoughtful in merchandising our properties with a robust mix of relevant non-discretionary and value-oriented retailers, as well as consumer-oriented service providers. We provide our tenants and their customers with inviting, safe, and attractive retail centers to gather, connect, and engage, both within stores at our centers and in public spaces throughout our portfolio. We further support our communities by hosting local events, volunteering, and providing aid in times of need. To promote connection within our communities, we host farmers markets, carnivals, blood drives, art displays, holiday events and activities, drive-in movies, fundraising, and other volunteer events.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 15

During our 2022 Company-wide Day of Service, we hosted food drives that resulted in over 9,355 meals for those in need within the communities we serve and gave over 3,200 hours of service to community organizations. In addition to our Company-wide Day of Service, each employee receives two paid Service Days each year to make an impact in their respective communities.

HUMAN CAPITAL

We are highly committed to being a responsible employer and creating and sustaining a positive work environment. Our talented and committed employees are the foundation of our success. Together, we strive to promote a culture that is supportive, collaborative, and inclusive, and that provides opportunities for both personal and professional growth. We empower our employees to think and act like owners in order to create value for all stakeholders. We believe this approach enables us to attract and retain diverse and talented professionals while fostering collaborative, skilled, and motivated teams. The pillars of our human capital strategy are engagement, growth and development, health and well-being, and diversity, equity, and inclusion (“DEI”).

Engagement

We believe that employees that are personally engaged in our vision to be the center of the communities we serve and are connected with similarly engaged colleagues will be more effective in their roles. Company-wide recognition of excellence is one way we show our team members how important they are to our communities, our Company, and each other. Our quarterly employee awards include the “Our Center is You” award, which recognizes employees for immersing themselves in and serving our communities, and the “Find A Better Way” award, which recognizes ingenuity. We foster connectivity through Company-wide enrichment events, such as our TED-Talk style “Big Brain Days,” where leading authors discuss topics to inspire individual and team growth, book clubs, and annual Company-wide community service projects, which have focused on important social issues such as food insecurity and implicit bias.

Employee Recognition

Our center is you AWARD
BRIXMOR

FIND A BETTER Way
BRIXMOR

TONY DEERING
AWARD of Excellence
BRIXMOR

Best New Concept AWARD
BRIXMOR

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 16

We measure employee engagement through biennial employee surveys and utilize the results from such surveys to continually improve our organization. Some examples of improvements we have made in response to the surveys include:
•
Enhancing our benefits platform to include expanded physical, emotional, and financial health and wellness benefits

•
Increasing our tuition reimbursement program to $5,250 per year per employee

•
Offering hybrid work schedules that promote a healthy work-life balance

Our engagement and connectivity initiatives have contributed to:
99%	100%	100%
Employee satisfaction score	Employees proud to work at Brixmor	Employee participation in annual performance reviews and talent development discussions
Growth and Development
We encourage our employees to grow and develop their interests, skills, and passions by providing a variety of professional and personal training opportunities. Our annual talent development process is intended to provide a well-rounded perspective on individual growth and performance by recognizing employee strengths, identifying opportunities for growth, and developing actionable plans for professional development. We foster employee growth by providing:
•
Comprehensive training programs geared towards specific job functions

•
Innovative development programs, such as two-year intensive apprenticeship programs for entry level employees in leasing, property management, and construction

•
Mentorship programs for early career professionals in specific departments, expanding Company-wide in 2023

•
Predictive Index Behavioral Assessments to enhance self-awareness and effective collaboration

•
Education assistance through reimbursements for tuition and professional licensure

•
Personal Development Accounts, which provide time off and expense reimbursement for a personal or professional development activity chosen by the employee

•
Access to LinkedIn Learning and BRX YOUniversity, a cross-functional training platform launched in 2022 and expanding Company-wide in 2023

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 17

Health and Well-being

Our commitment to the health and well-being of our employees is a crucial component of our culture. We provide a wide-range of employee benefits including comprehensive medical, prescription, dental and vision insurance coverage (the majority of which is paid for by the Company); paid maternity, paternity, and adoption leave; matching 401(k) contributions; life insurance, disability benefits, and spousal death benefits; and a variety of time off benefits. We also encourage healthy lifestyles through initiatives such as: an annual wellness spending account, free access to online applications such as Noom (for developing healthy eating and lifestyle habits) and Headspace (for mindfulness and meditation), weekly live meditation breaks, health-oriented employee competitions, and “Wellness Wednesdays,” which include live demonstrations related to a variety of healthy lifestyle topics. We also provide free access to licensed counselors to support mental health and offer hybrid work schedules to maximize engagement, collaboration, and efficiency, while supporting a healthy work-life balance.

Diversity, Equity, and Inclusion
We believe our performance is enhanced by an inclusive environment that reflects the diversity of the communities we serve. We advocate for DEI in every part of our organization and strive to create equal opportunities for all current and future employees. We believe a culture based on DEI is critical to our ability to attract and retain talented employees and to deliver on our strategic goals and objectives. Every year, each employee participates in culture and ethics training and signs a pledge to commit to helping create and maintain an inclusive culture free from harassment based on race, sexual orientation, gender, and other protected classes.
Our DEI Leadership Council, comprised of diverse senior leaders from a variety of functional areas, reports directly to our CEO and assists in maintaining best practices and behaviors to enhance inclusion and promote equity and diversity. In addition, our employee-led Employee Resource Group, helps further the DEI Leadership Council’s key initiatives by bringing employees together to connect and learn. We also regularly feature DEI themes in employee trainings and community events, such as our Big Brain Days.
We strive to ensure diversity of job candidates through partnerships with DEI focused organizations such as ICSC Launch Academy and Sponsors For Educational Opportunity, which seek to provide summer

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 18

internship opportunities for racially diverse undergraduate students. We also employ the Rooney Rule for any executive and / or Board position when available and currently have several women in key leadership positions, including our Executive Vice President, Chief Financial Officer and Treasurer, our Executive Vice President, Chief Talent Officer, and multiple Senior Vice Presidents, among others. In addition, we assess pay equity periodically as it relates to gender, race, and ethnicity based on a role / similar-role basis. On average, in 2022, there was no pay gap with respect to gender or race / ethnicity across the Company.

In 2021, our CEO signed the CEO Action for Diversity & Inclusion™ pledge, which is the largest CEO-driven business commitment to advance DEI in the workplace. In 2022, we became a founding donor of Nareit’s Dividends Through Diversity, Equity & Inclusion Giving Campaign, which supports charitable and educational organizations and initiatives that will help create a more diverse, equitable, and inclusive REIT and publicly traded real estate industry.

Additional detailed information regarding DEI at our Company can be found at https://www.brixmor.com/why-brixmor/careers/social/brixmor-culture/diversity-inclusion.
CORPORATE GOVERNANCE
Our Board is committed to strong corporate governance practices and to conducting business according to the highest ethical standards. We believe we have structured our corporate governance in a manner that closely aligns our interests with those of our stakeholders. In 2022, we further broadened our shareholder rights by implementing proxy access. We have been recognized consistently for our outstanding corporate governance by Green Street, ranking second in the REIT sector for corporate governance, and ISS, receiving the highest possible corporate governance score (1/10), which represents the lowest level of governance risk (as of March 2023).
Investor Engagement
Our focus on strong corporate governance is supported by high-quality, transparent disclosure, and consistent investor engagement. We value the outlook and opinions offered by our investors and believe that ongoing dialogue is an important component of our governance practices. Through a strategic, proactive outreach program, we have meaningful discussions with our investors regarding business and industry trends and market conditions, our operational strategy and performance, and our CR initiatives and governance practices, while also soliciting their feedback. We share the feedback we receive with our Board of Directors, providing them with valuable insight into stakeholder views about Brixmor.
In general, we engage with our investors through a mix of in-person and telephonic meetings, industry and broker sponsored conferences, non-deal roadshows, and property tours. In 2022, we had approximately 475 equity and fixed income investor touchpoints and connected with the majority of our actively managed investors. We supplemented traditional outreach methods with various virtual outreach initiatives including a Company-hosted panel on the leasing environment and simulated property tours.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 19

>	PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Eight nominees will be proposed for election as directors at the Annual Meeting to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualify. Our nominees were selected by the Board, based on the recommendation of the Nominating and Corporate Governance Committee. All eight nominees currently serve on our Board. Mr. Schreiber, our current Board Chair, will retire from the Board effective as of the adjournment of the Annual Meeting and the size of the Board will be reduced to eight directors. All of the nominees are willing to serve as directors but if any of them should decline or be unable to act as a director then the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of a substitute nominee selected by our Board, unless the Board alternatively acts to reduce the size of the Board or maintain a vacancy on the Board in accordance with our bylaws.
CHARACTERISTICS OF BOARD OF DIRECTOR NOMINEES
7/8	3/8	1/8	60	7
Independent directors	Female directors	Racially Diverse	Average director age	Average director tenure (in years)
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2023
We believe that each of our director nominees possesses the professional and personal qualifications necessary for effective service as a director and, that together, our directors have a complementary balance of knowledge, experience, and capabilities that will best serve the Company and its stakeholders. We also believe that each nominee has a reputation for integrity, adherence to the highest ethical standards, sound business judgment, and willingness to represent the long-term interests of our stakeholders. The following chart provides a summary of the director nominees’ skills and core competencies.
BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 20

	James M. Taylor Jr.	Sheryl M. Crosland	Michael Berman	Julie Bowerman	Thomas W. Dickson	Daniel B. Hurwitz	Sandra A. J. Lawrence	William D. Rahm
Leadership Expertise
Chief Executive Officer	✔	—	—	—	✔	✔	✔	—
Other Current or Past Public Company Board	—	—	✔	—	✔	✔	✔	✔
Non-Profit Executive or Board Member	✔	✔	—	✔	✔	✔	✔	✔

Financial Expertise
Chief Financial Officer	✔	—	✔	—	—	—	✔	—
Investment / Financial	✔	✔	✔	—	✔	✔	✔	✔
Private Equity	—	—	—	✔	—	✔	—	✔

Other Professional Expertise
Industry Expertise
Real Estate	✔	✔	✔	—	✔	✔	✔	✔
Construction / Redevelopment	✔	✔	✔	—	✔	✔	✔	—
Retail / Omnichannel Retail	—	—	—	✔	✔	✔	—	—
Operational Expertise
Data, Predictive, or Advanced Analytics	—	—	—	✔	✔	—	✔	—
Consumer / Marketing	—	—	—	✔	✔	—	✔	—
Human Capital and DEI*	✔	—	✔	—	✔	✔	✔	—
Operations	✔	—	—	—	✔	✔	✔	—
Legal	✔	—	✔	—	—	—	—	✔
Corporate Responsibility and ESG	✔	—	✔	✔	✔	✔	✔	—
Risk Management	✔	—	✔	—	✔	✔	✔	—
Cybersecurity / Data Protection	—	—	✔	—	—	—	✔	—

Diversity and Other Information
Gender Diversity*	—	✔	—	✔	—	—	✔	—
Race / Ethnic Diversity*	—	—	—	—	—	—	✔	—
Number of Other Public Company Boards	—	—	2	—	1	1	3	1
Number of Other Public Company Board Committee Chairs	—	—	2	—	—	1	1	—
* Based upon the Company’s increased focus on matters related to diversity, equity, and inclusion, we have updated the “Human Capital” item to include “DEI” and have expanded the chart to address self-identified diversity characteristics based on director responses to questions regarding gender, race, ethnicity, and LGBTQ+ status.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 21

The following information describes the offices and other business directorships held and the term of service of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities” below. The biographical description provided for each nominee includes the specific experience, qualifications, attributes, and skills that led to the conclusion by the Board that such person should serve as a director.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 22

>	DIRECTOR NOMINEES*
James M. Taylor Jr. Age 56 Director Since 2016

Professional Highlights
•
Mr. Taylor has served as our Chief Executive Officer and President since May 2016

•
Federal Realty Investment Trust

2012 to 2016: Executive Vice President – Chief Financial Officer and Treasurer and member of the executive and investment committees
•
Eastdil Secured / Wells Fargo

1998 to 2012: Senior Managing Director and head of real estate investment banking

Other Leadership and Experience
•
ICSC Vice Chairman, 2023

•
Nareit Executive Board member

•
Urban Land Institute member

Education and Qualifications
•
B.S. and J.D., The University of Virginia

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Taylor’s extensive experience of more than 25 years in the commercial real estate industry and his knowledge of our business and portfolio as our Chief Executive Officer.

Sheryl M. Crosland Age 70 Director Since 2016 Board Chair	Committee Membership • Audit

Professional Highlights
•
JP Morgan Investment Management Global Real Assets Group

1998 to 2014: Managing Director and Retail Sector Head
1984 to 1998: Various positions
Education and Qualifications
•
Master of Science in Industrial Management, Georgia Institute of Technology

•
B.S., Furman University

•
Certified public accountant

Other Leadership and Experience • Donahue Schriber Realty board member • Edens Investment Trust board member

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Crosland’s extensive experience in the real estate industry, in particular her familiarity with real estate investment, ownership, and operational experience.

* Reflects chair and committee memberships effective as of the adjournment of the Annual Meeting.
BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 23

Michael Berman Age 65 Director Since 2013	Committee Memberships • Audit • Nominating and Corporate Governance

Professional Highlights
•
GGP Inc.

2011 to 2018: Chief Financial Officer and Executive Vice President
•
Equity LifeStyle Properties (formerly Manufactured Home Communities)

2003 to 2011: Executive Vice President and Chief Financial Officer
•
New York University Real Estate Institute

2003: Associate Professor
Education and Qualifications
•
M.B.A., Columbia University Graduate School of Business

•
J.D., Boston University School of Law

•
Bachelor’s degree, Binghamton University

Other Current Public Company Boards
•
Jaguar Global Growth Corporation I – Chair of the Audit Committee

•
Skyline Champion Corp. – Chair of the Audit Committee; Governance and Nominating Committee

Other Prior Public Company Boards
•
Mack-Cali Realty Corporation

Reasons for Nomination
In determining that he should serve as a director, our Board considered his over 35 years of combined experience in the real estate and financial industries, including the retail property sector in particular, and his familiarity with financial reporting and accounting matters.

Julie Bowerman Age 54 Director Since 2019	Committee Membership • Nominating & Corporate Governance (Chair)

Professional Highlights
•
Kellogg Company

2021 to present: Chief Marketing and Ecommerce Officer
2019 to 2021: Chief Global Digital Consumer and Customer Experience Officer
•
Hain Celestial Group, Inc.

2017 to 2019: Senior Vice President, Digital Engagement and eCommerce
•
The Coca-Cola Company

2015 to 2017: Global Vice President, eCommerce, Shopper Marketing and Digital
2013 to 2015: Vice President and General Manager, eCommerce, North America
1994 to 2013: Various positions
Education and Qualifications • Masters in Advertising, Michigan State University • B.A., Communications, University of Dayton

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Bowerman’s extensive experience in physical and digital commerce, marketing, omni channel sales, and consumer products businesses.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 24

Thomas W. Dickson Age 67 Director Since 2015	Committee Membership • Compensation

Professional Highlights
•
Harris Teeter Supermarkets Inc.

2006 to 2014: Chief Executive Officer and Chairman of the Board
1997 to 2006: Chief Executive Officer
1996 to 1997: Executive Vice President
1994 to 1996: President, American & Efird, Inc. (Harris Teeter’s former A&E subsidiary)
1991 to 1994: Executive Vice President, American & Efird, Inc.
Education and Qualifications
•
B.A. and M.B.A., The University of Virginia

Other Current Public Company Boards • Dollar Tree, Inc. – Compensation Committee; Nominating and Governance Committee Other Prior Public Company Boards • Conagra Brands, Inc. • The Pantry, Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Dickson’s extensive operational experience and expertise in the supermarket grocery business, his broad real estate knowledge, and his substantial public company Board experience.

Daniel B. Hurwitz Age 58 Director Since 2016	Committee Membership • Compensation

Professional Highlights
•
Raider Hill Advisors, LLC

2015 to present: Founder and Chief Executive Officer
•
Brixmor Property Group

2016: Interim Chief Executive Officer and President
•
DDR Corp.

2010 to 2014: Chief Executive Officer
1999 to 2010: Various other executive positions
Education and Qualifications
•
Wharton School of Business Management Program, University of Pennsylvania

•
B.A., Colgate University

Other Current Public Company Boards
•
WeWork Inc. – Chair of the Audit Committee

Other Prior Public Company Boards
•
Boscov’s Department Stores, Inc.

•
CubeSmart

•
DDR Corp.

•
GGP Inc.

•
Sonae Sierra Brasil, SA

Other Leadership and Experience
•
Former ICSC Chairman

•
Former Nareit Executive Board, Advisory Board of Governors, and Governance Council member

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Hurwitz’s extensive management experience as chief executive officer of another publicly-traded REIT and interim Chief Executive Officer of the Company, his extensive experience with shopping centers, and his extensive experience as a director of other public real estate companies.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 25

Sandra A. J. Lawrence Age 65 Director Since 2021	Committee Membership • Audit (Chair)

Professional Highlights
•
The Children’s Mercy Hospital and Clinics

2016 to 2019: Executive Vice President and Chief Administrative Officer
2005 to 2016: Chief Financial Officer
Education and Qualifications
•
M.B.A., Harvard Business School

•
Master of Architecture, Massachusetts Institute of Technology

•
B.A., Psychology, Vassar College

Other Current Public Company Boards
•
Evergy, Inc. – Chair of the Compensation and Leadership Development Committee; Nominating, Governance, and Sustainability Committee

•
Sera Prognostics, Inc. – Audit Committee

•
Delaware Funds by Macquarie Mutual Funds Trust – Audit Committee; Investment Committee

Other Prior Public Company Boards
•
American Shared Hospital Services

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Lawrence’s extensive leadership experience, financial and corporate governance expertise, and her public company board experience, as well as her senior role in a diverse range of organizations.

William D. Rahm Age 44 Presiding Independent Director since 2013	Committee Memberships • Compensation (Chair) • Nominating & Corporate Governance

Professional Highlights
•
Centerbridge Partners, L.P.

2006 to present: Senior Managing Director and member of Management and Investment Committees
•
The Blackstone Group L.P.

2000 to 2006: Real Estate Private Equity Group
Education and Qualifications
•
M.B.A., Harvard Business School

•
J.D., Harvard Law School

•
B.A., Yale College

Other Current Public Company Boards • Radius Global Infrastructure, Inc. – Compensation Committee Other Prior Public Company Boards • Extended Stay America, Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Rahm’s extensive experience in real estate and investments and his significant understanding of issues and risks that affect the Company.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 26

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
The business and affairs of the Company are managed under the direction of our Board, as provided by Maryland law, and the Company conducts its business through meetings of the Board and its three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.
We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance include:
•
Our Board is not classified and each of our directors is subject to re-election annually, and we will not classify our Board in the future without the approval of our stockholders;

•
Our directors may be removed by a vote of a majority of the votes entitled to be cast and our Board may not increase the vote required to remove a director without stockholder approval;

•
We have fully independent Audit, Compensation, and Nominating and Corporate Governance Committees, and our independent directors meet regularly in executive sessions without the presence of our corporate officers and/or non-independent directors;

•
Our Board has an independent Chair and a Presiding Independent Director;

•
Our Board has an “ad hoc” investment committee which approves any individual transaction with a value between $50 million and $100 million;

•
We maintain a program of continuing education for our directors, covering current topics such as cybersecurity, ESG, and ethical conduct, in order to optimize their service on the Board;

•
All members of our Audit Committee are “financial experts” as defined by applicable SEC regulations;

•
We restrict the number of other public company boards that our directors can serve on to mitigate risks of director overcommitments;

•
Our executive officers and members of our Board are prohibited from pledging or hedging our securities;

•
Our directors are elected by a vote of a majority of votes cast in uncontested elections, and in the event that an incumbent director fails to receive a majority of votes cast in an uncontested election, such incumbent director is required to submit his or her resignation to the Board, which will decide what action to take on the resignation, and the decision will be publicly disclosed;

•
We have opted out of the Maryland Unsolicited Takeover Act (known as MUTA) and the Maryland business combination and control share acquisition statutes, and in the future will not opt in without stockholder approval;

•
We do not have a stockholder rights plan/poison pill, and we will not adopt a stockholder rights plan/poison pill in the future without stockholder approval;

•
We have adopted proxy access pursuant to which stockholders owning at least 3% of our common stock for at least three years may nominate the greater of up to 20% of the Board or two directors; and

•
Stockholders holding a majority of outstanding shares have the right to amend, alter, or repeal our bylaws, or adopt new bylaws, at a duly called meeting of stockholders.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 27

OUR COMMITMENT TO BOARD REFRESHMENT
We believe the quality, focus, and diversity of skills and experience on our Board have been a key driver of the Company’s success and that the strength of our Board is a competitive advantage. Our Nominating and Corporate Governance Committee believes that maintaining this advantage requires planning for Board refreshment and succession continually and strategically. To that end, in considering Board refreshment and succession planning, the Nominating and Corporate Governance Committee takes into account, among other things, its assessment of the skills the Board currently needs and will need in the future, its assessment of the degree to which the current directors satisfy these skills, feedback from annual Board, committee and director evaluations, and expectations of upcoming Board vacancies.
Our strategic approach to refreshment is reflected in our current Board composition and in our recent track record. The average Board member tenure is only seven years and two of our directors have served for five years or less. Our last two Board appointments illustrate the effectiveness of the Nominating and Corporate Governance Committee’s approach to refreshment: (i) the appointment of Julie Bowerman, currently the Chief Marketing and Ecommerce Officer at the Kellogg Company, addressed, among other things, the Board’s strategic goals of increasing its expertise in digital and e-commerce and expanding gender diversity, and (ii) the appointment of Sandra A.J. Lawrence, a seasoned executive with senior leadership experience in the health care, real estate, and packaging industries, addressed, among other things, the Board’s strategic goals of further building on the Board’s financial expertise, increasing public company board experience, and expanding racial and gender diversity.
Our strategic approach to refreshment is also reflected in periodic changes we make to Board leadership positions. For example, upon the adjournment of the Annual Meeting, Ms. Crosland will assume the role of Chair of the Board from Mr. Schreiber, who has served in the role since 2013, and Ms. Lawrence will assume the role of Audit Committee chair from Mr. Berman, who has served in the role since 2013.
In identifying Board candidates, the Nominating and Corporate Governance Committee solicits input from a variety of sources, including existing directors, senior management, and executive search firms, in order to identify candidates that will best contribute to the Board. In addition, in order to further advance its goals of racial, ethnic, gender, and sexual orientation diversity, the Nominating and Corporate Governance Committee follows the “Rooney Rule” and requires that in connection with any director search at least one diverse candidate be interviewed.
DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS
Under our Corporate Governance Guidelines and NYSE rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries.
Our Corporate Governance Guidelines define independence in accordance with the independence definition in the NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually.
In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 28

definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.
The Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that each of Messrs. Berman, Dickson, Hurwitz and Rahm and Mses. Bowerman, Crosland, and Lawrence is independent for purposes of all applicable NYSE standards, including with respect to committee service. Our Board has also determined that each of Mr. Berman and Mses. Crosland and Lawrence is “independent” for purposes of Section 10A(m)(3) and each of Messrs. Dickson, Hurwitz and Rahm is “independent” for purposes of Section 10C(b) of the Exchange Act.
In making its independence determinations, the Board considered and reviewed all information known to it (including information identified through annual directors’ questionnaires).
BOARD STRUCTURE
Our Board is led by the Chair, which is purposely separate from the Chief Executive Officer position. Upon Mr. Schreiber’s retirement, effective as of the adjournment of the Annual Meeting, Ms. Crosland will assume the role of Chair of the Board from Mr. Schreiber, who has held the role since 2013, while Mr. Taylor will continue to serve as our Chief Executive Officer and President. Our Board believes that this structure is appropriate corporate governance for us at this time and best encourages the free and open dialogue of competing views while providing for strong checks and balances. Additionally, our independent Chair’s attention to Board and committee matters allows the Chief Executive Officer to focus more specifically on overseeing the Company’s day to day operations and long-term strategic planning. If in the future the Board, after considering relevant facts and circumstances at that time, appoints the Chief Executive Officer as Chair, we will promptly publicly disclose such appointment.
The Chair has the power to call meetings of the Board or Board committees, to preside over meetings of the Board, and to call special meetings of stockholders and approve certain administrative matters related to any such special meetings of stockholders. The Chair regularly engages with the Chief Executive Officer, chairs of Board committees, and other members of the Board regarding issues related to Board structure.
All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders. During the year ended December 31, 2022, the Board held four meetings. All of our directors attended at least 75% of the aggregate of the meetings of the Board and the Committees on which they serve. All nine of our then-serving directors attended the 2022 virtual Annual Meeting of Stockholders.
PROXY ACCESS
Our bylaws provide for proxy access, thereby giving our stockholders an even greater voice in director elections. A stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, may include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors on the Board or two directors, provided that the stockholder(s) and the nominees satisfy the eligibility requirements in our bylaws. There are no qualifying stockholder nominations for inclusion in this proxy statement.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 29

BOARD COMMITTEES
AUDIT COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and the applicable NYSE listing standards related to Boards of Directors in general and audit committees in particular

•
Each of the members of the Audit Committee is “financially literate” within the meaning of the NYSE listing standards

•
In addition, our Board has determined that each of the members of the Audit Committee qualifies as an audit committee financial expert as defined by applicable SEC regulations

•
Mr. Berman’s qualification is based on, among other things, his 15 years of experience as a Chief Financial Officer of two public real estate companies, and his experience serving on public company audit committees

•
Ms. Crosland’s qualification is based on, among other things, her education as a certified public accountant, her more than 30 years of experience in real estate investment management, and her experience serving on private real estate company audit committees

•
Ms. Lawrence’s qualification is based on, among other things, her ten years of experience as Chief Financial Officer of a not-for-profit research technology company and a children’s hospital, and her experience serving on public company audit committees

Duties and responsibilities:
•
Carries out the responsibilities and duties delegated to it by the Board, including oversight of our financial reporting policies, our internal controls, and our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes

•
Selects our independent registered public accounting firm and reviews and evaluates its qualifications, performance, and independence

•
Reviews and pre-approves the audit and non-audit services and the payment of compensation to the independent registered public accounting firm

•
Reviews reports and material written communications between management and the independent registered public accounting firm, including with respect to major issues regarding the Company’s internal controls

•
Reviews and discusses with management and the independent registered public accounting firm our annual audited financial statements, including our critical audit matters, and quarterly financial statements prior to inclusion in our Annual Report on Form 10-K or other public dissemination in accordance with applicable rules and regulations of the SEC

•
Reviews and oversees the Company’s risk management policies and procedures (see “Oversight of Risk Management” below) and reviews and discusses with management and the independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management

•
Reviews and oversees the work of our internal audit function

•
Reviews and oversees the Company’s information technology, cybersecurity and risk exposures

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 30

COMPENSATION COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and the applicable NYSE listing standards related to Boards of Directors in general and compensation committees in particular

Duties and responsibilities:
•
Establishes and reviews the overall compensation philosophy of the Company

•
Reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers, including annual performance objectives, if any

•
Evaluates the performance of the Chief Executive Officer in light of these corporate goals and objectives and, either as a committee or together with the other independent Directors (as directed by the Board), reviews and approves the annual salary, bonus, equity- based incentives, and other benefits, direct and indirect, of the Chief Executive Officer

•
Reviews and approves, or makes recommendations to the Board, on the annual salary, bonus, equity-based incentives, and other benefits, direct and indirect, of the other executive officers

•
Reviews and approves, or makes recommendations to the Board with respect to, all incentive compensation and equity-based plans and awards granted thereunder, including those plans that are subject to the approval of the Board and any plans that are not otherwise subject to the approval of the Company’s stockholders

•
Oversees the activities of the individuals responsible for administering all incentive compensation and equity-based compensation plans

•
Reviews and monitors all employee retirement, profit sharing, and benefit plans of the Company

•
Reviews the preparation of the Compensation Discussion and Analysis and determines whether or not to recommend to the Board that the Compensation Discussion and Analysis be included in our annual proxy statement or Annual Report on Form 10-K in accordance with applicable rules and regulations of the SEC

Additional items of note:
The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more officers of the Company the authority to make awards to any non-Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plan, subject to compliance with the plan and the laws of the state of the Company’s jurisdiction.
The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.
In 2022, James M. Taylor Jr., our President and Chief Executive Officer, participated in discussions and deliberations with the Compensation Committee regarding determinations of annual

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 31

cash and equity incentive awards for our executive officers. Specifically, he made recommendations to the Compensation Committee regarding executive salaries, equity awards, performance targets used under our annual bonus plan, and amounts of annual cash incentive awards. Mr. Taylor did not participate in deliberations regarding his own compensation.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and applicable NYSE listing standards

Duties and responsibilities:
•
Oversees and advises the Board on corporate governance matters, including corporate governance policies and compliance with applicable legal and regulatory governance requirements

•
Establishes the criteria for the selection of new directors

•
Identifies, evaluates and recommends to the Board individuals to be nominated as directors, including those recommended by stockholders

•
Conducts all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates

•
Considers questions of independence and possible conflicts of interest of members of the Board and executive officers

•
Oversees the evaluation of the Board, its committees, individual directors and management

•
Recommends members of the Board to serve on the committees of the Board and, where appropriate, recommends the removal of any member of any committee

•
Oversees the Company’s activities relating to “ESG” matters, including sustainability, corporate social responsibility, and human capital matters, such as respect to diversity, equity, and inclusion, employee engagement, and culture, and reviews and assists in developing the Company’s policies related to such matters

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 32

OVERSIGHT OF RISK MANAGEMENT
The Board oversees risk management related to us and our business and regularly receives detailed financial and operational updates from management. Oversight for certain specific risks falls under the responsibilities of our Board committees.
The Board has delegated to the Audit Committee the responsibility to review and oversee: (i) the Company’s guidelines and policies to identify, assess, manage, mitigate, and monitor significant business risks of the Company, including financial, operational, information technology, cybersecurity, privacy, business continuity, legal, regulatory, and reputational risks; and (ii) management’s risk assessment, mitigation, and monitoring decisions, practices, and activities, including the steps management has taken to monitor and control the Company’s major financial risk exposures. The Audit Committee considers short-term, medium-term, and long-term risks in exercising its review and oversight responsibilities and considers the immediacy of the risk is assessing mitigation strategies.
The Audit Committee generally reassesses our risk profile annually or more frequently when circumstances warrant. The Audit Committee typically receives quarterly presentations that involve the participation of members of management from the finance, information technology, internal audit, and legal functions, as well as external experts as appropriate. The Company’s General Counsel, who is the Company’s chief compliance officer and reports directly to the Chief Executive Officer, as well as other members of management with oversight of the Company’s public risk disclosures, participate in these presentations.
The Board has delegated to the Compensation Committee the responsibility to review and oversee risks related to our compensation program, including evaluating appropriate incentives relating to the compensation of our executives and employees. On an annual basis the Compensation Committee engages with senior management to evaluate potential risks related to compensation policies and practices applicable to all employees and the Company’s management of such risks.
The Nominating and Corporate Governance Committee focuses on risks associated with succession planning, corporate governance, Board effectiveness, and public policy matters, including political and charitable contributions. The Nominating and Corporate Governance Committee also supports the Board in identifying and overseeing risks associated with ESG matters, including sustainability, corporate social responsibility, and human capital matters.
Our Board and Board committees regularly receive presentations from management on risks to the business, including the risks described above. In addition, each of the Board committees regularly advise the full Board of their risk oversight activities.
CYBERSECURITY
We are committed to cybersecurity and vigilantly protecting all Company resources and information from unauthorized access. The Company has implemented a strategic approach to cybersecurity based on the National Institute of Standard in Technology (NIST) framework and performs annual cybersecurity penetration tests and formal cyber security maturity assessments via a third party to ensure that we are consistent with security best practices. The Company’s cybersecurity approach incorporates a layered portfolio of technology products and tools, documented policies, a comprehensive employee training program, and dedicated resources to manage and monitor the evolving threat landscape, including multi-factor authentication, encryption, intrusion detection, and prevention. We employ dedicated cybersecurity personnel, led by our Chief Information Officer, to focus on preventing,

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 33

identifying, and detecting cybersecurity risks. Our Chief Information Officer reports directly to the Chief Financial Officer. We use advanced next generation protection technologies to rapidly detect and investigate any evidence of malicious activity, which allows us to quickly isolate systems to contain and prevent damage and restore systems. Incidents are required to be internally reported, including to the Board of Directors, if material or appropriate. The Audit Committee, which consists solely of independent directors, is responsible for overseeing cybersecurity risks, and management provides the Audit Committee with updates on current cybersecurity projects and industry trends on at least a quarterly basis. Two-thirds of the members of the Audit Committee have expertise in cybersecurity matters. Our cybersecurity personnel regularly evaluate risks and opportunities to improve our cybersecurity program. We have a fully developed Incident Response Plan and we perform annual tabletop exercises to test and improve upon the plan. In addition, controls related to the Company’s information technology environment are tested as part of our Sarbanes-Oxley audit. Lastly, the Company maintains stand-alone cyber insurance coverage that, among other things, covers third party liability and provides additional coverage for social engineering fraud, funds transfer fraud, and invoice manipulation fraud. We have not experienced a material information security breach in the last three years. As such, we have not spent any material capital on addressing information security breaches in the last three years, nor have we incurred any material expenses from penalties and/or settlements related to a material breach during this same time.
POLITICAL AND CHARITABLE CONTRIBUTIONS
Our Nominating and Corporate Governance Committee oversees the Company’s political and charitable contributions. In order to facilitate informed decision-making and accountability with respect to the Company’s political and charitable contributions, the Nominating and Corporate Governance Committee has adopted Political and Charitable Contributions Guidelines that apply to contributions or expenditures of corporate funds to various political entities (including political candidates and parties and political action committees) and charitable organizations. Contributions exceeding certain thresholds set forth in these guidelines must be approved by the Nominating and Corporate Governance Committee and all contributions are required to be reported quarterly to the Nominating and Corporate Governance Committee. We did not make any contributions to political candidates or parties and political action committees in 2022.
BOARD ORIENTATION AND EDUCATION
We provide an orientation program to any new director, including briefings and materials on our strategy, business, industry, and governance policies and practices. We also provide continuing education for all directors, including through Board and committee presentations by third parties and opportunities to participate in external board education programs. Recent presentation topics have included cybersecurity and ESG matters.
COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES
Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines. These Corporate Governance Guidelines are reviewed from time to time by the Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board.
Our Corporate Governance Guidelines, our Audit, Compensation, and Nominating and Corporate Governance Committee charters, and other corporate governance information are available on the Governance page of the Investors section on our website at

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 34

https://investors.brixmor.com/leadership-governance/governance-documents-policies/default.aspx. Any stockholder may also request these documents in print, without charge, by contacting the Secretary at Brixmor Property Group Inc., 450 Lexington Avenue, New York, New York 10017.
EXECUTIVE SESSIONS
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. In accordance with our Corporate Governance Guidelines, the independent directors have elected Mr. Rahm from among themselves to serve as the Presiding Independent Director to call and preside at executive sessions. The Audit and Compensation Committees also meet regularly in executive sessions.
STOCK OWNERSHIP GUIDELINES
The Board has implemented stock ownership guidelines, which are included in our Corporate Governance Guidelines referenced above. The Board may, in its sole discretion, grant exceptions to the guidelines outlined below.
GUIDELINES FOR SENIOR OFFICERS
•
Our CEO and President and each Executive Vice President are expected to own common stock or common stock equivalents equal in market value to a specified multiple of his or her annual base salary as outlined below:

6x	4x	3x	1.5x
Multiple of base salary	Multiple of base salary	Multiple of base salary	Multiple of base salary
Chief Executive Officer	Chief Financial Officer	Other NEOs	Other Executive Vice Presidents

•
New officers that are subject to the ownership guidelines are expected to be in compliance by the fifth anniversary of their appointment to the position that results in application of the ownership guidelines

•
Each of our named executive officers is currently in compliance with their respective ownership guideline

GUIDELINES FOR INDEPENDENT DIRECTORS
•
Each independent director is expected to own common stock or common stock equivalents equal in market value to five times the cash portion of such independent director’s annual Board fee for the preceding year (exclusive of committee or chair fees) within five years of joining the Board

•
Each independent director that has served on the Board for five years is currently in compliance with their ownership guideline

For purposes of the stock ownership guidelines applicable to both senior officers and independent directors, (i) restricted stock and (ii) earned restricted stock units, which are only subject to a time vesting requirement, count towards such requirement.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 35

CODE OF BUSINESS CONDUCT AND ETHICS AND CODE OF CONDUCT FOR SENIOR FINANCIAL OFFICERS
We have a Code of Business Conduct and Ethics that applies to all directors, officers, and employees of the Company and a Code of Conduct for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Each of these codes is available on our website at
https://investors.brixmor.com/leadership-governance/governance-documents-policies/default.aspx.
The Code of Business Conduct and Ethics sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws (including insider trading laws), use of our assets, business conduct, and fair dealing. The Code of Conduct for Senior Financial Officers satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Company will disclose within four business days any substantive changes in or any waivers of the Code of Business Conduct and Ethics or Code of Conduct for Senior Financial Officers granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website.
As described in our Code of Business Conduct and Ethics, the Company’s directors, officers, and employees are provided with three avenues through which they can report violations or suspected violations with respect to accounting or auditing matters: a toll-free phone number, in writing, or through a website. The toll-free phone number for directors, officers, and employees is available 24 hours a day, seven days a week. Directors, officers, and employees may report any violation of the Code of Business Conduct and Ethics that does not concern accounting or auditing matters either in writing or in person. Violations or suspected violations of the Code of Conduct for Senior Financial Officers must be reported to the Company’s General Counsel or the Chair of the Audit Committee of the Board of Directors and may be made through a toll-free phone number, in writing, or through a website. Directors, officers, and employees can choose to remain anonymous in reporting violations or suspected violations. In addition, we maintain a formal non-retaliation policy that prohibits action or retaliation against any director, officer, or employee who makes a report in good faith even if the facts alleged are not confirmed by subsequent investigation.
DIRECTOR NOMINATION PROCESS
The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence, and skills of potential candidates and recommends nominees for election as directors to the Board. In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses overall Board composition considerations, including the importance of diversified Board membership, in terms of both the individuals involved and their various skills and areas of expertise (including expertise that could qualify a director as an “audit committee financial expert” under SEC rules), compliance with NYSE and SEC Board and Committee independence requirements, as applicable, and the size of the Board. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, mature judgment, familiarity with our business and industry, independence of thought, and his or her ability to work collegially with the other members of the Board. The Nominating and

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 36

Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the candidate.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources. The Nominating and Corporate Governance Committee may also, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. In order to further advance its goals of Board racial, ethnic, gender, and sexual orientation diversity, the Nominating and Corporate Governance Committee follows the “Rooney Rule” and requires that in connection with any director search at least one diverse candidate be interviewed.
When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee may also assess the contributions of those directors recommended for re-election in the context of the Board evaluation process (discussed in more detail below) and other perceived needs of the Board.
When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business, the Board focused primarily on the information contained in each of the Board member’s biographical information set forth above.
Each of the Company’s directors:

•
Possess high ethical standards

•
Act with integrity

•
Exercise careful, mature judgment

•
Is committed to employing his or her skills and abilities to aid the long-term interests of the Company’s stockholders and other stakeholders

•
Is knowledgeable and experienced in one or more business, government, or civic endeavours

•
Is able to evaluate risk management and understands our process for assessing risk

•
Is familiar with corporate finance and strategic business planning activities unique to publicly traded companies

In addition, most of the Company’s directors possess experience in either (i) owning and/or managing publicly traded or privately held enterprises and (ii) advising and managing companies in various segments of the real estate industry.
In 2023, the director nomination process resulted in the Nominating and Corporate Governance Committee’s recommendation to the Board, and the Board’s nomination of, the eight incumbent directors named in this proxy statement and proposed for election by you at the upcoming Annual Meeting.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Corporate Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 37

directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Brixmor Property Group Inc., 450 Lexington Avenue, New York, New York 10017. Stockholders must comply with the advance notification, timeliness, consent, information, and other requirements of our Bylaws regarding director nominations. All recommendations for nomination received by the Corporate Secretary will be presented to the Nominating and Corporate Governance Committee for its consideration. The foregoing requirements are also described under the caption “Stockholder Proposals for the 2024 Annual Meeting.” In addition, stockholders have proxy access rights pursuant to which stockholders owning at least 3% of our common stock for at least three years may nominate the greater of up to 20% of the number of directors on the Board or two directors. The deadline for submission of proxy access nominees is described under the caption “Proxy Access Nominees.”
BOARD EVALUATIONS
Under the oversight of the Nominating and Corporate Governance Committee, we perform an annual evaluation of the Board, each of the standing Board committees, and individual directors. The evaluation process consists of a written questionnaire, an interview of each director by the Chair of the Nominating and Corporate Governance Committee, and a discussion of the issues raised through the questionnaire and interview process at the Board and committee levels. Feedback resulting from these evaluations is used to refine Board and Board committee practices and improve Board, Board committee, and individual director performance. The evaluation process is also considered as part of the director nomination process.
COMMUNICATIONS WITH THE BOARD
As described in the Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board, including the Chair, the Presiding Independent Director, the chair of the Audit, Compensation, or Nominating and Corporate Governance Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Board of Directors or any such individual directors or group or committee of directors by either name or title and sending it by:
• Mail to:	• Email to:
Brixmor Property Group Inc. c/o General Counsel 450 Lexington Avenue New York, New York 10017	PresidingIndependentDirector@brixmor.com
Such communications may be done confidentially or anonymously.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 38

EXECUTIVE OFFICERS OF THE COMPANY
Set forth below is certain information regarding each of our current executive officers, other than Mr. Taylor, whose biographical information is presented under “Director Nominees.”
Angela M. Aman Age 43 Executive since: 2016
Ms. Aman has served as Executive Vice President, Chief Financial Officer and Treasurer of Brixmor Property Group since May 2016. From August 2015 to May 2016, she served as Executive Vice President and Chief Financial Officer of Starwood Retail Partners. She joined Retail Properties of America, Inc. in July 2011 and from January 2012 to May 2015 she served as Executive Vice President, Chief Financial Officer and Treasurer, helping to oversee the company’s initial public offering. From June 2005 to July 2011, she was a member of the RREEF real estate securities team, serving as an investment analyst and later as a Portfolio Manager. From June 2001 to June 2005, she was a member of real estate investment banking group at Deutsche Bank Securities, Inc. Ms. Aman currently serves on the Board of Trustees of Equity Residential, where she is a member of the Audit Committee. She received a B.S. in Economics from The Wharton School, University of Pennsylvania.

Brian T. Finnegan Age 42 Executive since: 2014
Mr. Finnegan has served as Executive Vice President, Chief Revenue Officer since February 2020, and previously served as Executive Vice President, Leasing from November 2014 through February 2020. From January 2009 through October 2014, Mr. Finnegan served as our Senior Vice President, Leasing & Redevelopment for the West region. From October 2007 until December 2008, he was Vice President, Redevelopment, and from June 2006 through October 2007 served as Regional Vice President, Leasing. He joined Kramont Realty Trust, a predecessor of Brixmor, in 2004 as a Senior Leasing Associate. Mr. Finnegan serves as the 2022 Chair of the Board of Directors of the ICSC Foundation. Mr. Finnegan received a B.A. from Duquesne University.

Mark T. Horgan Age 47 Executive since: 2016
Mr. Horgan has served as Executive Vice President, Chief Investment Officer of Brixmor Property Group since May 2016. From 2007 to May 2016, he was a Managing Director and senior member of the retail team at Eastdil Secured, where he advised retail real estate companies in investment underwriting, investor sourcing and capital markets transactions. Prior to joining Eastdil Secured, Mr. Horgan held positions at Federal Realty Investment Trust and Mills Corporation. He received a B.S. in Business Administration from The State University of New York at Buffalo.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 39

Steven F. Siegel Age 62 Executive since: 2007
Mr. Siegel has served as Executive Vice President, General Counsel and Secretary since April 2007 and also Secretary since May 2007. From March 2002 to April 2007, Mr. Siegel was Executive Vice President of New Plan Excel Realty Trust, Inc. and was its General Counsel since 1991. Mr. Siegel joined New Plan Excel Realty Trust, Inc. in 1991 and was a Senior Vice President from September 1998 to March 2002. Mr. Siegel received a B.S. and a J.D. from St. John’s University.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 40

>	PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for 2023. Deloitte & Touche LLP has served as our independent registered public accounting firm since May 2015.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
Representatives of Deloitte & Touche LLP are expected to be present at the virtual Annual Meeting. They will also have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.
The shares represented by your proxy will be voted for the ratification of the selection of Deloitte & Touche LLP unless you specify otherwise.
AUDIT AND NON-AUDIT FEES
In connection with the audit of the 2022 financial statements, we entered into an agreement with Deloitte & Touche LLP that set forth the terms by which Deloitte & Touche LLP would perform audit services for the Company.
The following table presents fees billed for professional services rendered by Deloitte & Touche LLP for the audit of our financial statements for 2022 and 2021 and fees billed for other services rendered by Deloitte & Touche LLP for those periods:
	2022	2021
Audit fees(1)	$1,520,373	$1,467,703
Audit-related fees	—	—
Tax fees(2)	265,961	257,462
All other fees	—	—
Total:	$1,786,334	$1,725,165

(1)
Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements included in Forms 10-K and the review of quarterly financial statements included in Forms 10-Q, including fees related to the issuance of comfort letters and consents. The fees are for services that are normally provided by Deloitte & Touche LLP in connection with statutory or regulatory filings or engagements.

(2)
Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 41

The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte & Touche LLP’s independence and concluded that it was.
Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for, and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm prior to each engagement.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 42

REPORT OF THE AUDIT COMMITTEE
The Audit Committee operates pursuant to a charter that is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this proxy statement under the caption “The Board of Directors and Certain Governance Matters—Committee Membership—Audit Committee.” Under the Audit Committee charter, our management is responsible for the preparation, presentation, and integrity of our financial statements, the application of accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company, including the critical audit matters described therein, with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Michael Berman, Chair
Sheryl M. Crosland
Sandra A. J. Lawrence

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 43

>	PROPOSAL NO. 3 – NON-BINDING VOTE ON EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in these proxy materials a separate resolution, subject to stockholder vote, to approve, in a non-binding, advisory vote, the compensation paid to our named executive officers. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.
The text of the resolution in respect of Proposal No. 3 is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”
In considering their vote, stockholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 46 to 61 as well as the discussion regarding the Compensation Committee on pages 31 to 32. We expect that we will conduct the next advisory vote on executive compensation at the 2024 annual meeting of stockholders.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 44

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has discussed and reviewed the following Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.
Submitted by the Compensation Committee of the Company’s Board of Directors:
William D. Rahm, Chair
Thomas W. Dickson
Daniel B. Hurwitz
John G. Schreiber

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 45

>	COMPENSATION OF OUR EXECUTIVE OFFICERS AND DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
OVERVIEW
Compensation Year 2022 (“CY2022”) Named Executive Officers
•
James M. Taylor Jr., our Chief Executive Officer and President

•
Angela M. Aman, our Executive Vice President, Chief Financial Officer and Treasurer

•
Brian T. Finnegan, our Executive Vice President, Chief Revenue Officer

•
Mark T. Horgan, our Executive Vice President, Chief Investment Officer

•
Steven F. Siegel, our Executive Vice President, General Counsel and Secretary

Purpose of Compensation Program
Our executive compensation program is designed to attract, retain, and motivate executives who are capable of advancing our mission and strategy and ultimately maintain and grow our long-term equity value.
Say on Pay Results
In 2022, stockholders showed support for our executive compensation program with 97.3% of the votes cast for the approval of the “say on pay” proposal at our 2022 Annual Meeting of Stockholders. This is consistent with the strong support we have received in recent years, with support levels in 2021, 2020 and 2019 at 97.6%, 96.9% and 96.7%, respectively.
BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 46

PRIMARY COMPONENTS OF 2022 EXECUTIVE COMPENSATION
Component	Form	Objective & Explanation	Page
Salary	Cash	• Base level compensation, rewards day-to-day performance and standard job duties • Reflects level of responsibilities and experience/tenure	54
Annual Bonus (“Bonus”)	Cash	• Earned for the achievement of annual performance objectives • 2022 performance objectives were Company Financial Metrics (75%) and Individual Goals (25%) • 20% of Individual Goals are comprised of ESG goals • Named executive officers have bonus ranges with Threshold, Target, and Maximum levels represented as percentages of base salary	54
Long Term Incentive (“LTI”)	Performance-based restricted stock units (“PRSUs”) and service-based RSUs with an outperformance modifier	• PRSUs and the outperformance modifier component of service-based RSUs motivate executives to focus on sustained financial performance and longer-term value creation • Provides alignment of interests with stockholders • Performance for PRSUs are geared toward total relative stockholder return over a three-year period • Multi-year vesting periods aid in retention	58
PRIMARY COMPONENTS OF 2022 EXECUTIVE COMPENSATION

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 47

TARGET PAY
Our target pay is heavily weighted towards performance-based and/or equity-based compensation. Performance-based and equity-based compensation for all named executive officers averages 80% of total target compensation.
Composition of Executive Compensation at 2022 Target Levels(1)

(1)
Excludes compensation included in the “All Other Compensation” column of the “Summary Compensation Table.” For more information about this additional compensation, see “—Executive Compensation Tables—Summary Compensation Table” below.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 48

COMPANY PERFORMANCE VERSUS METRICS FOR ANNUAL BONUS PROGRAM
Our annual bonus program features multiple metrics designed to reward performance. The financial metrics used are key indicators of the executive team’s effectiveness at leading the Company in the management of our properties (Same Property Net Operating Income or “SP NOI” or “Same Property NOI”) and our overall business (Nareit Funds From Operations or “Nareit FFO”).*
The diagram below illustrates the achievement level of performance for our 2022 annual bonus plan (“Annual Bonus Plan”).

SP NOI Growth: 6.6%

MAXIMUM*

Performance Level

SP NOI Growth: 4.0%
Nareit FFO: $1.95/sh

FFO*: $1.95/sh

TARGET*

Performance Level

SP NOI Growth: 3.0%
Nareit FFO: $1.905/sh

THRESHOLD*

Performance Level

SP NOI Growth: 2.0%
Nareit FFO: $1.86/sh

* The Compensation Committee provided that maximum, target, and threshold performance levels approved in 2022 for Nareit FFO were to be adjusted to exclude litigation and other non-routine legal expenses, and loss on extinguishment of debt, net. For 2022, no adjustments to FFO were made for these expenses, as maximum performance was achieved notwithstanding these items.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 49

EXECUTIVE COMPENSATION PHILOSOPHY AND CORPORATE GOVERNANCE
Our compensation philosophy is based on best practices and our corporate governance standards are designed to align executive compensation with long-term stockholder interests.

WHAT WE DO:
Structure our Board with experienced independent leadership including an independent Chair, a Presiding Independent Director, and knowledgeable independent committee chairs
Design our compensation program to reflect our culture of pay for performance, with more than three-quarters of named executive officer compensation being performance based
Undertake an annual review of compensation strategies and programs by the Compensation Committee, including our compensation risk profile
Utilize an independent compensation consultant to advise the Compensation Committee
Include achievement of individual ESG goals as part of each executive’s total bonus compensation
Subject cash and equity incentive compensation to clawback provisions
Subject CEO and all Executive Vice Presidents and directors to robust stock ownership guidelines
Have a policy in place to monitor, evaluate, and approve political and lobbying expenditure
Require the interview of at least one diverse candidate in connection with any new open Board position.
WHAT WE DO NOT DO:
Offer excessive perquisites or special health and welfare plans to executives
Guarantee salary / bonus increases
Allow hedging or pledging of Company stock
Have single trigger cash severance payments in the event of a change-in-control
Provide excise tax gross-ups
Encourage unreasonable risk-taking through compensation

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 50

EXECUTIVE COMPENSATION OBJECTIVES AND PHILOSOPHY
Our primary executive compensation objectives are to:
•
Attract, retain, and motivate executives who are capable of advancing our mission and strategy and ultimately maintain and grow our long-term equity value

•
Reward executives in a manner aligned with our financial performance and individual goals; and

•
Align executives’ interests with the long-term interests of our equity owners through equity participation and ownership

To achieve our objectives, we deliver executive compensation through a combination of the following components: (1) base salary; (2) bonus; (3) LTI; (4) other employee benefits and perquisites; and (5) severance benefits.
SAY-ON-PAY AND SAY-ON-FREQUENCY VOTES
Each year, the Compensation Committee considers the outcome of the stockholder advisory vote on executive compensation when making future decisions relating to the compensation of our named executive officers and our executive compensation program and policies. In 2022, stockholders showed support for our executive compensation programs, with 97.3% of the votes cast for the approval of the “say-on-pay” proposal at our 2022 Annual Meeting of Stockholders. The Compensation Committee believes that this support is attributable to the Compensation Committee’s commitment to the alignment of our named executive officers’ compensation with the Company’s performance.
Our stockholders have historically shown strong support for our policies and practices regarding executive compensation, as illustrated by the annual say-on-pay vote.
Historic Say-On-Pay Votes
2022	97.3%
2021	97.6%
2020	96.9%
2019	96.7%
SEC rules require the vote on the frequency of stockholder votes on executive compensation to be held at least once every six years. In light of the Board’s recommendation and the voting results with respect to the frequency of stockholder votes on executive compensation at the 2020 annual meeting of stockholders, the Company will continue to hold an advisory vote on the compensation of named executive officers at each annual meeting of stockholders until the next required vote on the frequency of stockholder votes on executive compensation. We currently expect the next stockholder vote on frequency to occur at the Company’s 2026 annual meeting.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 51

CLAWBACK POLICY
The Compensation Committee has implemented a clawback policy, pursuant to which the Company may seek repayment of cash and equity incentive compensation paid to executive officers under certain circumstances. If the Company’s financial results (including GAAP financial statements or non-GAAP financial measures) are restated, the Compensation Committee may recover any incentive compensation received by any covered person during the fiscal years pertaining to the restatement that was in excess of the amount that otherwise would have been paid, giving effect to the restated results.
If the Compensation Committee determines that any covered person has committed fraud or intentional misconduct that either constitutes a violation of law or material breach of Company policy or that could reasonably be expected to result in significant reputational or financial harm to the Company, the Compensation Committee may recover up to 100% of any incentive compensation received by such covered person in the fiscal year during which such misconduct occurred.
The Compensation Committee will update the clawback policy to conform to recently adopted NYSE rules and will complete the update prior to the effectiveness of the new rules.
COMPENSATION DETERMINATION PROCESS
Role of the Compensation Committee and Management
The Compensation Committee of our Board is responsible for determining the compensation of our Chief Executive Officer and our other named executive officers. At the beginning of each performance cycle, the Compensation Committee approves financial goals designed to align executive pay with company performance and stockholder interests, provide competitive pay opportunities dependent on company performance, retain talent, grow stockholder value, and mitigate material risk. The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities and, as described below, utilized its compensation consultant to assist with decisions regarding 2022 compensation.
In 2022, Mr. Taylor, our President and Chief Executive Officer, worked with the Compensation Committee in managing our executive compensation program and he attended meetings of the Compensation Committee. He did not attend portions of meetings relating to his own compensation. Because of his daily involvement with the executive team, our President and Chief Executive Officer made recommendations to the Compensation Committee regarding 2022 compensation for the named executive officers other than himself.
Role of the Compensation Consultant
Pay Governance serves as the Compensation Committee’s independent, third-party compensation consultant to provide advice on a range of compensation matters.
Pay Governance reports directly to the Compensation Committee and does not provide services to the Company’s management that are not under the Compensation Committee’s purview. Representatives of Pay Governance have attended meetings of the Compensation Committee and will continue to do so upon request. Prior to retaining Pay Governance, the Compensation Committee considered all factors relevant to Pay Governance’s independence from management, as required by the Compensation Committee’s charter.
Use of Comparative Market Data
The total potential compensation for each of our named executive officers is established based on the scope of his or her individual responsibilities and contributions to our performance,

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 52

taking into account competitive market compensation paid for similar positions. Our Compensation Committee determines appropriate levels of total compensation for our named executive officers by applying their individual understanding, experiences, and judgments of the national marketplace of senior level real estate positions and related industry pay in both public and private companies that may compete for our executives, while also considering the relative importance of various positions at the Company given our business plan and organization compared with the business plans and organizations of our major competitors. The Compensation Committee also consults with its independent compensation consultant and considers compensation surveys prepared by FPL Associates for Nareit to confirm its assessment of appropriate market compensation for our named executive officers. The latest FPL Associates survey contains information reported for each position by 123 equity focused real estate investment trusts (“REITs”), including 25 retail focused REITs. An individual compensation package is then created for each named executive officer using a combination of base salary, annual cash bonus, and long-term equity incentives to provide the appropriate level of potential total annual compensation and the right balance of fixed versus at-risk compensation.
Actual compensation of our named executive officers may be higher or lower than the compensation for executives in similar positions at comparable companies based on the performance, skills, experience, and the specific role of the named executive officer in the organization.
Compensation Risk Management
The Compensation Committee, in consultation with management, annually assesses the Company’s compensation policies and procedures with respect to risk and risk management. Based on this assessment, the Compensation Committee does not believe there are any risks from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.
COMPENSATION ELEMENTS
Summary of 2022 Changes
•
Base Salaries: In February 2022, the Compensation Committee increased the base salaries of Mr. Taylor, Ms. Aman, Mr. Horgan, Mr. Finnegan and Mr. Siegel to $1,100,000, $600,000, $575,000, $575,000, and $475,000, respectively, effective February 1, 2022, in response to both performance and competitive conditions.

•
Annual Bonus: In February 2022, the Compensation Committee increased the 2022 maximum annual bonus payout percentage for Mr. Horgan from 125% to 150%, increased the 2022 threshold, target and maximum annual bonus payout percentage for Mr. Finnegan from 56.25%, 75%, and 125% to 75%, 100%, and 150%, respectively, and increased the 2022 threshold, target and maximum annual bonus payout percentage for Mr. Siegel from 48.75%, 65%, and 85% to 75%, 100%, and 125%, respectively, in response to both performance and competitive conditions. Except as discussed above, bonus ranges for the remaining named executive officers for 2022 remained unchanged from 2021.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 53

•
Target LTI Grants: In February 2022, the Compensation Committee increased LTI target grants for Ms. Aman, Mr. Horgan, Mr. Finnegan and Mr. Siegel to $1,600,000, $1,300,000, $1,300,000, and $900,000, respectively, in response to both performance and competitive conditions. The LTI target grant for Mr. Taylor remained unchanged from 2021.

Base Salary
Base salary compensates our executives for performing the day-to-day requirements of their positions and provides them with cash income and stability with respect to a portion of their total compensation. We believe that the level of a named executive officer’s base salary should reflect that named executive officer’s performance, experience, breadth of responsibilities, salaries for similar positions within our industry, and any other factors relevant to that particular position. The minimum base salary payable to each named executive officer is set by the terms of an employment agreement entered into with each named executive officer, the material terms of which are summarized in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements with Our Named Executive Officers” below. The compensation of each named executive officer is reviewed annually and is eligible for a discretionary annual merit increase. Base salaries may also be adjusted at other times to address competitive pressures or changes in job responsibilities.
The following table reflects the base salaries of our named executive officers at the end of 2022.
Name	Base Salary as of December 31, 2022
James M. Taylor Jr.	$1,100,000
Angela M. Aman	$600,000
Mark T. Horgan	$575,000
Brian T. Finnegan	$575,000
Steven F. Siegel	$475,000
Annual Bonus Plan
In order to motivate our named executive officers to achieve near-term performance goals by linking a significant portion of their cash compensation to realized performance, each named executive officer is eligible for annual cash incentive awards under the Annual Bonus Plan based on the achievement of corporate metric targets (75% of the bonus) and individual qualitative goals (25% of the bonus, 20% of which are individual ESG goals), each set at the beginning of the fiscal year, with the threshold, target, and maximum payout amounts based on a percentage of the named executive officer’s base salary. The named executive officers’ threshold, target, and maximum payout amounts were as follows based on the percentages determined by the Compensation Committee in February 2022.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 54

Name	Threshold	Target	Maximum
James M. Taylor Jr.	131.25%	175%	225%
Angela M. Aman	75%	100%	150%
Mark T. Horgan	75%	100%	150%
Brian T. Finnegan	75%	100%	150%
Steven F. Siegel	75%	100%	125%
In February 2022, the Compensation Committee determined that the two corporate metrics under the 2022 Annual Bonus Plan (75% of the bonus) would be SP NOI growth and Nareit FFO per share. SP NOI growth is calculated (using properties owned for the entirety of both periods and excluding properties under development and completed new development properties that have been stabilized for less than one year) as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). SP NOI excludes lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). Nareit FFO per share is defined as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii)gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect Nareit FFO on the same basis. In addition, when setting the metrics for Nareit FFO per share achievement under the 2022 Annual Bonus Plan, the Compensation Committee provided that maximum, target, and threshold performance levels approved in 2022 for Nareit FFO were to be adjusted to exclude litigation and other non-routine legal expenses, and loss on debt extinguishment of debt, net. For 2022, no adjustments to Nareit FFO were made for these expenses, as maximum performance was achieved notwithstanding these items.
The following table shows the weighting assigned to each of the named executive officers for each fiscal 2022 Annual Bonus Plan performance metric.
Name	SP NOI	Nareit FFO	Individual Goals*
James M. Taylor Jr.	37.5%	37.5%	25%
Angela M. Aman	37.5%	37.5%	25%
Mark T. Horgan	37.5%	37.5%	25%
Brian T. Finnegan	37.5%	37.5%	25%
Steven F. Siegel	37.5%	37.5%	25%
* 20% of Individual goals are comprised of individual ESG goals.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 55

The table below sets forth the original threshold, target, and maximum corporate metrics established by the Compensation Committee in February 2022 for the 2022 Annual Bonus Plan:
Metric	2022 Threshold	2022 Target	2022 Maximum
SP NOI Growth	2.00%	3.00%	4.00%
Nareit FFO per share	$1.86	$1.905	$1.95
Individual Qualitative Accomplishments
Mr. Taylor’s accomplishments included:
•
Delivering strong leasing productivity with robust leasing spreads and net effective rents, resulting in significant gains in operational metrics including occupancy and annualized base rent per square foot

•
Stabilizing $179 million of value-enhancing reinvestment projects, with over $340 million of projects in the in-process reinvestment pipeline

•
Further concentrating the Company’s portfolio in attractive retail submarkets through the execution of  $411 million of acquisitions and $287 million of dispositions

•
Expanding the Company’s Corporate Responsibility efforts, resulting in improved third-party ESG ratings

•
Furthering DEI initiatives, including through the expanded efforts of the DEI Leadership Council and the Employee Resource Group

•
Overseeing continued enhancements in employee experience as highlighted by the results of the Company’s biennial all-employee survey, which demonstrated improved employee engagement and satisfaction

•
Ensuring ample financial capacity and flexibility by recasting the Company’s Unsecured Credit Facility and share repurchase and ATM stock offering programs

•
Continuing proactive institutional investor outreach and delivering sector-leading total shareholder returns over a three-year period

Ms. Aman’s accomplishments included:
•
Ensuring ample financial capacity and flexibility by recasting the Company’s Unsecured Credit Facility and share repurchase and ATM stock offering programs

▪
The recast of the Unsecured Credit Facility increased availability by $200 million and extended the maturity dates of the Revolver and Term Loan, while also reducing pricing and adding a sustainability-linked pricing feature

•
Continuing to enhance and evolve the Company’s financial reporting and ESG-specific disclosures, ensuring alignment with applicable frameworks

•
Further improving the Company’s capital allocation decision making frameworks and its data governance and automation capabilities, while also continuing to focus on cybersecurity risks and opportunities to further strengthen the security of the Company’s network and systems

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 56

•
Prioritizing ongoing outreach and dialogue with the rating agencies, resulting in an upgrade from Fitch Ratings and a positive outlook from S&P Global Ratings

•
Broadening the investor base through approximately 475 investor touchpoints

Mr. Horgan’s accomplishments included:
•
Accelerating acquisition activity, completing $411 million of value-add transactions in strong retail submarkets

•
Closing $287 million of dispositions, exiting eight single asset markets

•
Monitoring the rapidly evolving transactions market in order to quickly identify opportunities as they present themselves and ensure the appropriateness of the Company’s broader capital allocation decisions

•
Leading the Company’s Investment Committee and implementing process changes to ensure ESG factors such as climate and natural hazard risks are appropriately considered

Mr. Finnegan’s accomplishments included:
•
Leading the execution of 7.1 million square feet of new and renewal leases with robust leasing spreads and net effective rents, while growing market share with key national tenants and increasing specialty leasing revenues

•
Driving significant growth in occupancy and annualized base rent per square foot

▪
Total leased and small shop leased occupancy achieved record highs of 93.8% and 89.2%, respectively

▪
In-place annualized base rent per square foot totaled $16.19, up 5% year-over-year, driven in part by a record $19.08 annualized base rent per square foot achieved on new leases during the year

•
Executing key strategic leases to facilitate the execution of significant value-enhancing reinvestment projects

•
Advancing engagement and collaboration with the ESG teams of the Company’s key national retail partners

Mr. Siegel’s accomplishments included:
•
Directing the execution of new and renewal lease agreements representing 7.1 million square feet

•
Monitoring all legal aspects of the Company’s capital recycling efforts, including due diligence and documentation

•
Focusing on the inclusion of green lease provisions in the Company’s new and renewal leases

•
Enhancing the Company’s corporate governance practices, resulting in third-party recognition from Green Street and ISS

Based on this assessment the Compensation Committee determined that each of Messrs. Taylor, Horgan, Finnegan and Siegel and Ms. Aman achieved between target and maximum performance with respect to their individual goals.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 57

Based on the assessments of the corporate metrics and the individual performance goals, the Compensation Committee approved the 2022 Annual Bonus Plan awards detailed in the following table:
Name	2022 Base Salary	Target Bonus as a Percentage of Base Salary(1)	Target Bonus Potential(1)	Actual 2022 Annual Bonus	Combined Achievement Factor as a Percentage of Target(1)
James M. Taylor Jr.(1)	$1,100,000	175%	$1,925,000	$2,442,254	1.27%
Angela M. Aman(1)	$600,000	100%	$600,000	$886,187	1.47%
Mark T. Horgan	$575,000	100%	$575,000	$827,164	1.43%
Brian T. Finnegan(1)	$575,000	100%	$575,000	$837,855	1.45%
Steven F. Siegel	$475,000	100%	$475,000	$572,907	1.20%

(1)
Combined Achievement Factor as a Percentage of Target is calculated by dividing the Actual 2022 Annual Bonus by the Target Bonus Potential. Target Bonus as a Percentage of Base Salary and Target Bonus Potential are presented as if the 2022 compensation changes were in effect for the entire year, however the Actual 2022 Annual Bonuses were pro-rated based on the effective date of 2022 compensation changes, which included changes in base salary and/or bonus percentages for each of the named executive officers.

Long-Term Equity Compensation
The Company grants long-term incentive awards to align the Company’s executives with stockholder interests, support long-term value creation, and promote the retention and stability of our executive management team.
Under the current executive long-term incentive program, 60% of total equity awards received by the named executive officers are in the form of PRSUs with a three-year performance measurement period commencing at the beginning of the calendar year of grant (the “Performance Period”), based on relative total stockholder return (“TSR”) over such period. Performance over the Performance Period will be measured by the Compensation Committee after the completion of the Performance Period (the “Measurement Date”). Of the PRSUs that are earned, 50% will vest on the Measurement Date and 25% will vest on January 1 of each of the next two succeeding years.
The total number of PRSUs that can be earned is between 0% (for below threshold performance) and 200% (for maximum performance) of the target level, based on the Company’s TSR performance compared to the constituent companies in the FTSE Nareit Equity Shopping Centers Index. If the Company’s TSR during the measurement period is negative, the maximum number of PRSUs that may be earned (notwithstanding relative TSR achievement above the target level) is limited to the target level.
The threshold, target, above target, and maximum performance levels of relative TSR (measured on a compounded annual basis over the measurement period) are as follows:

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 58

Level of Achievement	Relative TSR Achieved	Percentage of Award Earned
Below Threshold	Below the 37.5th percentile	0%
Threshold	37.5th percentile	50%
Target	50th percentile	100%
Above Target	62.5th percentile	150%
Maximum	75th percentile	200%
To encourage retention, the remaining 40% of total equity awards received by the named executive officers are granted in the form of service-based restricted stock units (“Service RSUs”) that vest in three equal annual installments beginning on January 1 of the succeeding year. In order to incentivize and reward superior performance, the Service RSUs have an attached outperformance modifier, referred to as Outperformance RSUs that can increase the original Service RSU award based on the Company’s financial and operational outperformance over a specified measurement period. The number of Outperformance RSUs that may be earned is between 0.00 and 2.00 times the number of Service RSUs initially granted, based on the achievement of specified SP NOI and Nareit FFO per share growth hurdles, which were considered at the time of the 2022 grant not probable of being achieved. The Outperformance RSUs are assessed based on a three-year performance measurement period commencing in the calendar year of grant. To the extent earned and granted, 50% of the Outperformance RSUs will vest on the Measurement Date and 25% will vest on January 1 of each of the next two succeeding years.
In 2022, the Compensation Committee determined to grant the named executive officers the number of PRSUs and Service RSUs detailed below.
Named Executive Officer	Target PRSUs	Service RSUs
James M. Taylor Jr.	95,503	63,669
Angela M. Aman	38,200	25,468
Mark T. Horgan	31,038	20,692
Brian T. Finnegan	31,038	20,692
Steven F. Siegel	21,487	14,326
Any Outperformance RSUs earned with respect to the 2022 Service RSUs will be earned and granted following the end of the measurement period on December 31, 2024, as described above.
Forfeiture of PRSUs and Outperformance RSUs
In general, PRSUs are forfeited and Outperformance RSUs are not granted to the extent the applicable performance criteria are not achieved as of the end of the Performance Period or as of any termination of employment. Upon a qualifying termination (as defined in the award agreements), a portion of the PRSUs and Outperformance RSUs will be eligible to become earned in the case of PRSUs or earned and granted in the case of Outperformance RSUs, and vested, based on actual performance through the date of termination or good reason resignation and subject to proration based on the number of days during the applicable Performance Period that the executive was employed. The foregoing will also be applicable with respect to the PRSUs upon the executive’s retirement (as defined in the award agreements). Upon a change in control during any Performance Period, a portion of the PRSUs will become earned or Outperformance RSUs will be earned and granted based on

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 59

actual performance through the date of the change in control. In addition, unvested Service RSUs are forfeited upon a voluntary termination of employment; however, upon a qualifying termination, all unvested Service RSUs will automatically and immediately vest as of the date of such qualifying termination.
Dividends will be paid currently on unvested Service RSUs. Dividend equivalents will accrue and be paid only on earned PRSUs. Dividend equivalents will only be paid on Outperformance RSUs from and after the date granted.
2020 PRSU Awards Performance Determination
The performance criteria for the 2020 PRSU awards, which Performance Period began on January 1, 2020 and ended on December 31, 2022, was the percentile ranking of the Company’s TSR over the Performance Period relative to the TSR of the REITs included in the FTSE Nareit Equity Shopping Centers Index over the entirety of the Performance Period (the “Percentile Ranking”). The threshold, target, above target, and maximum performance levels of relative TSR (measured on a compounded annual basis over the Performance Period) for the 2020 PRSU awards are described in the second table above. For the three year period ended December 31, 2022, the Company’s absolute TSR was positive and the Company’s Percentile Ranking was 91.1%, which resulted in an award payout of 200%. Of the PRSUs that were earned, 50% vested on February 1, 2023, 25% will vest on January 1, 2024 and 25% will vest on January 1, 2025.
2020 Outperformance RSU Awards Performance Determination
The Performance Period for the 2020 Outperformance RSU awards began on January 1, 2020 and ended on December 31, 2022. The performance criteria was based on the achievement of specified SP NOI and Nareit FFO per share growth hurdles, which were considered at the time of grant not probable of being achieved. The Company did not achieve the threshold level of performance for the three years ended December 31, 2022 with respect to the Nareit FFO per share growth rate metric, and thus no awards were earned or granted with respect to the Nareit FFO per share metric. With respect to the SP NOI growth rate metric, for the three year period ended December 31, 2022, the Company achieved a compounded growth rate of 2.90%, which was between the threshold level of 2.75% and target level of 3.25% and thus the awards were earned and granted at threshold level.
Other Employee Benefits and Perquisites
We provide our employees, including our named executive officers, with broad-based benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security. These benefits include life and health benefits and vacation, holiday, and sick time. Our employees, including the named executive officers, are eligible to participate in a tax-qualified 401(k) plan. Employees may contribute to the 401(k) plan, on a pre-tax basis, between 0% and 50% of their annual pay, up to the maximum allowable amount permitted by the IRS, and we match 100% of the first 3% of the employee’s annual pay in order to encourage employee participation. Our employees, including our named executive officers, are able to receive supplemental long-term disability coverage, and medical and dental benefits. These employee benefits and perquisites are reflected in the “All Other Compensation” column of the “Summary Compensation Table” below and the accompanying footnote. The Board believes that providing modest perquisites is both customary among our peers and necessary for attracting and retaining talent.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 60

Severance Benefits
The Board believes that severance arrangements are necessary to attract and retain the talent required for our long-term success, and views our severance arrangements as recruitment and retention devices that help secure the continued employment and dedication of our named executive officers, including when we are considering strategic alternatives. Pursuant to the terms of their employment agreements, each of our named executive officers has severance protection in the case of specified qualifying termination events. The severance payments under these agreements are contingent upon the affected executive’s compliance with specified post-termination restrictive covenants. See “Potential Payments Upon Termination or Change in Control” for descriptions of payments to be made under these agreements.
COMPENSATION ACTIONS TAKEN DURING 2023
Base Salaries and Annual Bonus
The Compensation Committee did not make any changes to named executive officer base salaries for 2023 and did not make any changes to bonus ranges or the structure of the Annual Bonus Program.
Equity-Based Awards
At the February 2023 meeting, the Compensation Committee determined to grant the named executive officers the following number of PRSUs (at target level) and Service RSUs (which are subject to the outperformance modifier), respectively: 101,436 and 67,625 for Mr. Taylor, 40,574 and 27,050 for Ms. Aman, 32,967 and 21,978 for Mr. Horgan, 32,967 and 21,978 for Mr. Finnegan and 22,822 and 15,216 for Mr. Siegel.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 61

EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table provides summary information concerning the compensation paid or accrued by us to or on behalf of our named executive officers for 2022, 2021, and 2020 for services rendered to us during those fiscal years.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
James M. Taylor Jr. Chief Executive Officer, President and Director	2022	1,088,077	—	4,724,860	—	2,442,254	—	33,401	8,288,592
	2021	994,039	—	5,114,953	—	2,219,306	—	31,661	8,359,959
	2020	950,000	—	2,945,001	—	1,166,683	—	31,642	5,093,326
Angela M. Aman Executive Vice President, Chief Financial Officer and Treasurer	2022	594,039	—	1,889,915	—	886,187	—	25,163	3,395,304
	2021	550,000	—	1,455,339	—	812,941	—	23,917	2,842,197
	2020	550,000	—	1,079,835	—	450,299	—	24,128	2,104,262
Mark T. Horgan Executive Vice President, Chief Investment Officer	2022	569,039	—	1,535,553	—	827,164	—	33,401	2,965,157
	2021	525,000	—	1,375,673	—	656,251	—	31,661	2,588,585
	2020	525,000	—	1,030,747	—	429,831	—	31,642	2,017,220
Brian T. Finnegan Executive Vice President, Chief Revenue Officer	2022	569,039	—	1,535,553	—	837,855	—	33,401	2,975,848
	2021	522,019	—	1,285,368	—	642,548	—	42,461	2,492,396
	2020	500,000	—	981,661	—	307,022	—	42,648	1,831,331
Steven F. Siegel Executive Vice President, General Counsel and Secretary	2022	472,019	—	1,063,067	—	572,907	—	24,977	2,132,970
	2021	450,000	—	1,147,281	—	382,500	—	23,641	2,003,422
	2020	450,000	—	858,944	—	239,477	—	28,848	1,577,269

(1)
Amounts reported in fiscal 2022 include the aggregate grant date fair value of the PRSUs and Service RSUs (including the attached Outperformance RSU modifier) granted to the named executive officer in 2022, each calculated in accordance with FASB ASC Topic 718. For PRSUs, the grant date fair value calculation in the table above is based on a Monte Carlo simulation model that assesses the probability of satisfying the market performance hurdles over the remainder of the performance period based on the Company’s historical common stock performance relative to the other companies within the FTSE Nareit Equity Shopping Centers Index as well as certain other assumptions. For Service RSUs, the grant date fair value calculation in the table above is based on the grant date stock price. More information on methodologies utilized for calculating the grant date fair value of the PRSUs and Service RSUs is found in Notes 1 (Nature of Business and Financial Statement Presentation) and 12 (Stock Based Compensation) to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2022. Assuming the maximum level of performance is achieved with respect to the Outperformance RSUs, the aggregate grant date fair value of the PRSUs, Service RSUs, and Outperformance RSUs granted to each named executive officer would be as follows: $7,924,864 for Mr. Taylor; $3,169,937 for Ms. Aman; $2,575,533 for Mr. Horgan; $2,575,533 for Mr. Finnegan; and $1,783,092 for Mr. Siegel.

(2)
Amounts reported in fiscal 2022 reflect cash incentive awards earned by our named executive officers under the Annual Bonus Plan. These awards were based on pre-established, performance-based corporate financial metrics (75%) and individual goals (25%), the outcome of which was uncertain at the time the targets were established, and, therefore, are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus.” Additional information regarding the Annual Bonus Plan payments is described above under “—Compensation Discussion and Analysis—Compensation Elements—Annual Bonus Plan Compensation.”

(3)
We have no pension benefits, nonqualified defined contribution, or other nonqualified deferred compensation plans for executive officers.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 62

(4)
All Other Compensation for 2022 for each named executive officer includes the following:

Name	Insurance Costs ($)(a)	Company Contribution to Defined Contribution Plans ($)(b)	Total ($)
James M. Taylor Jr.	24,251	9,150	33,401
Angela M. Aman	16,013	9,150	25,163
Mark T. Horgan	24,251	9,150	33,401
Brian T. Finnegan	24,251	9,150	33,401
Steven F. Siegel	15,827	9,150	24,977

(a)
Represents employer-paid medical, dental, life, accidental death and dismemberment, and short and long-term disability insurance premiums.

(b)
Represents the employer’s 401(k) plan matching contributions.

FISCAL 2022 GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides supplemental information relating to grants of plan-based awards in fiscal 2022 to help explain information provided above in our Summary Compensation Table.
Name	Grant Date	Award Type	Estimated Future Payout Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payout Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James M. Taylor Jr.	—	Cash Incentive	1,443,750	1,925,000	2,475,000	—	—	—	—	—
	02/01/2022(2)	PRSUs	—	—	—	47,751	95,503	191,006	—	3,124,858
	02/01/2022(3)	Service RSUs	—	—	—	63,669	63,669	191,007	—	1,600,002
Angela M. Aman	—	Cash Incentive	450,000	600,000	900,000	—	—	—	—	—
	02/01/2022(2)	PRSUs	—	—	—	19,100	38,200	76,400	—	1,249,904
	02/01/2022(3)	Service RSUs	—	—	—	25,468	25,468	76,404	—	640,011
Mark T. Horgan	—	Cash Incentive	431,250	575,000	862,500	—	—	—	—	—
	02/01/2022(2)	PRSUs	—	—	—	15,519	31,038	62,076	—	1,015,563
	02/01/2022(3)	Service RSUs	—	—	—	20,692	20,692	62,076	—	519,990
Brian T. Finnegan	—	Cash Incentive	431,250	575,000	862,500	—	—	—	—	—
	02/01/2022(2)	PRSUs	—	—	—	15,519	31,038	62,076	—	1,015,563
	02/01/2022(3)	Service RSUs	—	—	—	20,692	20,692	62,076	—	519,990
Steven F. Siegel	—	Cash Incentive	356,250	475,000	593,750	—	—	—	—	—
	02/01/2022(2)	PRSUs	—	—	—	10,743	21,487	42,974	—	703,055
	02/01/2022(3)	Service RSUs	—	—	—	14,326	14,326	42,978	—	360,012

(1)
Reflects the possible payouts of cash incentive compensation under the Annual Bonus Plan. Amounts are based on individual bonus ranges as a percentage of base salary for each executive. Threshold, target, and maximum amounts presented are based on increased salaries and/or bonus ranges, which were increased effective in February 2022, as if such increases were in effect the entire year. The actual amounts paid to each named executive officer during 2022 are described in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above and the accompanying footnote.

(2)
Reflects PRSUs granted during 2022.

(3)
Amounts in the “Threshold” and “Target” columns reflect Service RSUs granted during 2022. Amounts in the “Maximum” column reflect the aggregate of the Service RSUs and Outperformance RSUs that may be granted with respect to each RSU award, assuming maximum outperformance based on SP NOI and Nareit FFO per share growth between January 1, 2022 and December 30, 2024. Assuming maximum outperformance on the relevant outperformance metrics, Messrs. Taylor, Horgan, Finnegan and Siegel and Ms. Aman will be entitled to be granted up to 127,338, 41,384, 41,384, 28,652 and 50,936, respectively, of Outperformance RSUs (which results in a maximum grant of 191,007, 62,076, 62,076, 42,978 and 76,404, respectively, total shares eligible to be received upon vesting

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 63

assuming maximum performance with respect to the Outperformance RSUs and the underlying service based RSUs). For more information see “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation.”
(4)
Represents the grant date fair value (at target level) granted during 2022 calculated in accordance with FASB ASC Topic 718 and as described in footnote 1 to the “Summary Compensation Table.”

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
The principal terms of the employment agreements of each of our named executive officers are summarized below, except with respect to potential payments and other benefits upon specified terminations or a “change in control” (as defined in the employment agreements), which are summarized below under “Potential Payments Upon Termination or Change in Control.”
Employment Agreements with Our Named Executive Officers
The employment agreements with each of our named executive officers contain substantially similar terms. Under the employment agreements, each executive is eligible to receive a minimum base salary, as set forth in the applicable agreement, and an annual bonus based on the achievement of specified Company financial metrics and individual goals. If these goals are achieved, each executive may receive an annual cash bonus equal to a percentage of his or her base salary as provided below. Each executive officer is also entitled to participate in all employee benefit plans, programs, and arrangements made available to other executive officers generally.
Under the employment agreements, a “constructive termination” is deemed to occur upon specified events, subject, in each case, to specified notice and cure periods. Such specified events include a reduction in the executive’s annual salary or incentive compensation opportunities, a delay in the payment of the executive’s compensation or other material employee benefit, a material reduction in the executive’s authority or responsibilities, a specified relocation event or, in the case of Messrs. Finnegan and Siegel, the Company’s election not to renew the executive’s employment agreement.
Each of the employment agreements also contain restrictive covenants, including an indefinite covenant on confidentiality of information, and covenants related to non-competition and non-solicitation of our employees, customers, and affiliates at all times during the named executive officer’s employment, and for one or two years after specified terminations of the named executive officer’s employment (other than for cause).
Following are the material provisions of the employment agreements of our named executive officers.
Taylor Employment Agreement
Mr. Taylor’s employment agreement provides that he is to serve as Chief Executive Officer and President. The employment agreement will expire on May 20, 2026 unless extended. Mr. Taylor’s employment agreement may be terminated by either the Company or Mr. Taylor at any time and for any reason with proper notice. Mr. Taylor’s employment agreement provides that the Company will pay Mr. Taylor a minimum annual base salary of  $1,000,000. Mr. Taylor is also eligible to receive an annual cash bonus of 131.25% of his annual base salary if threshold performance objectives are met; 175% of his annual base salary if target performance objectives are met; and 225% of his annual base salary if maximum performance objectives are met. Mr. Taylor’s minimum annual equity compensation may not be less than $4,000,000. For information about the actual base salary paid and bonus range applicable in 2022, see

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 64

“—Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Aman Employment Agreement
Ms. Aman’s employment agreement provides that she is to serve as Executive Vice President, Chief Financial Officer and Treasurer. The employment agreement will expire on May 20, 2025 unless extended. Ms. Aman’s employment agreement may be terminated by either the Company or Ms. Aman at any time and for any reason with proper notice. Ms. Aman’s employment agreement provides that the Company will pay Ms. Aman a minimum annual base salary of  $600,000. Ms. Aman is also eligible to receive an annual cash bonus of 75% of her annual base salary if threshold performance objectives are met; 100% of her annual base salary if target performance objectives are met; and 150% of her annual base salary if maximum performance objectives are met. Ms. Aman’s minimum annual equity compensation may not be less than $1,600,000. For information about the actual base salary paid and bonus range applicable in 2022, see “—Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Horgan Employment Agreement
Mr. Horgan’s employment agreement provides that he is to serve as Executive Vice President, Chief Investment Officer. The employment agreement will expire on May 20, 2025 unless extended. Mr. Horgan’s employment agreement may be terminated by either the Company or Mr. Horgan at any time and for any reason with proper notice. Mr. Horgan’s employment agreement provides that the Company will pay Mr. Horgan a minimum annual base salary of  $575,000. Mr. Horgan is also eligible to receive an annual cash bonus of 75% of his annual base salary if threshold performance objectives are met; 100% of his annual base salary if target performance objectives are met; and 150% of his annual base salary if maximum performance objectives are met. Mr. Horgan’s minimum annual equity compensation may not be less than $1,300,000. For information about the actual base salary paid and bonus range applicable in 2022, see “—Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Finnegan Employment Agreement
Mr. Finnegan’s employment agreement provides that he is to serve as Executive Vice President, Leasing (which title was changed to Executive Vice President, Chief Revenue Officer in 2020) and is eligible to receive a minimum annual base salary of  $275,000. Mr. Finnegan is also eligible to receive an annual cash bonus of 45% of his annual base salary if threshold performance objectives are met; 60% of his annual base salary if target performance objectives are met; and 85% of his annual base salary if maximum performance objectives are met. Mr. Finnegan’s employment agreement extends automatically for one-year periods unless either the Company or Mr. Finnegan elects not to extend the term. For information about the actual base salary paid and bonus range applicable in 2022, see “—Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Siegel Employment Agreement
Mr. Siegel’s employment agreement, as amended, provides that he is to serve as Executive Vice President, General Counsel and Secretary and is eligible to receive a minimum annual base salary of  $421,199. Mr. Siegel is also eligible to receive an annual cash bonus of 48.75% of his annual base salary if threshold performance objectives are met; 65% of his annual base salary if target performance objectives are met; and 85% of his annual base salary if maximum

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 65

performance objectives are met. Mr. Siegel’s employment agreement extends automatically for one-year periods unless either the Company or Mr. Siegel elects not to extend the term. For information about the actual base salary paid and bonus range applicable in 2022, see “—Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END
The following table provides information regarding outstanding awards made to our named executive officers as of December 31, 2022.
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James M. Taylor Jr.	20,367(2)	461,720	183,298(7)	4,155,366
	—	—	15,275(8)	346,284
	74,478(3)	1,688,416	335,150(9)	7,597,851
	—	—	223,434(10)	5,065,249
	63,669(4)	1,443,376	95,503(11)	2,165,053
	—	—	31,832(12)	721,631
	56,890(5)	1,289,696	—	—
	102,974(6)	2,334,421	—	—
Angela M. Aman	7,468(2)	169,300	67,208(7)	1,523,605
	—	—	5,600(8)	126,952
	21,192(3)	480,423	95,358(9)	2,161,766
	—	—	63,574(10)	1,441,223
	25,468(4)	577,360	38,200(11)	865,994
	—	—	12,734(12)	288,680
	18,964(5)	429,914	—	—
	37,758(6)	855,974	—	—
Mark T. Horgan	7,129(2)	161,614	64,154(7)	1,454,371
	—	—	5,345(8)	121,171
	20,032(3)	454,125	90,138(9)	2,043,428
	—	—	60,094(10)	1,362,331
	20,692(4)	469,088	31,038(11)	703,631
	—	—	10,344(12)	234,498
	18,964(5)	429,914	—	—
	36,040(6)	817,027	—	—
Brian T. Finnegan	6,789(2)	153,907	61,098(7)	1,385,092
	—	—	5,091(8)	115,413
	18,716(3)	424,292	84,222(9)	1,909,313
	—	—	56,148(10)	1,272,875
	20,692(4)	469,088	31,038(11)	703,631
	—	—	10,344(12)	234,498
	13,274(5)	300,922	—	—
	34,324(6)	778,125	—	—
Steven F. Siegel	5,941(2)	134,682	53,460(7)	1,211,938
	—	—	4,455(8)	100,995
	16,706(3)	378,725	75,174(9)	1,704,195
	—	—	50,116(10)	1,136,130
	14,326(4)	324,770	21,487(11)	487,110
	—	—	7,160(12)	162,317
	15,646(5)	354,695	—	—
	28,318(6)	641,969	—	—

(1)
Amounts reported are based on the closing market price of our common stock on December 31, 2022.

(2)
Reflects Service RSUs granted in 2020, which vested on January 1, 2023

(3)
Reflects Service RSUs granted in 2021, 50% of which vested on January 1, 2023 and 50% of which will vest on January 1, 2024.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 66

(4)
Reflects Service RSUs granted in 2022, 33% of which vested on January 1, 2023, and 33% of which will vest on January 1, 2024 and 33% of which will vest on January 1, 2025.

(5)
Reflects RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2020, which vested on January 1, 2023.

(6)
Reflects RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2021, 50% of which vested on January 1, 2023 and the remaining 50% of which will vest on January 1, 2024.

(7)
Reflects PRSUs that have been earned at maximum level with respect to the three-year performance period ended December 31, 2022, 50% of which vested on February 1, 2023, 25% of which will vest on January 1, 2024 and 25% of which will vest on January 1, 2025.

(8)
Reflects Outperformance RSUs that have been earned at threshold level with respect to the three-year performance period ended December 31, 2022, 50% of which vested on February 1, 2023, 25% of which will vest on January 1, 2024 and 25% of which will vest on January 1, 2025.

(9)
As results to date indicate performance at maximum levels, reflects PRSUs at maximum level with respect to the performance period beginning on January 1, 2021 and ending on December 31, 2023. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation,” PRSUs will vest, if at all, based on the achievement of the performance criteria with respect to such performance period, and then, for units earned, 50% will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the three-year performance period after December 31, 2023, 25% will vest on January 1, 2025, and 25% will vest on January 1, 2026.

(10)
As results to date indicate performance at maximum levels, reflects Outperformance RSUs at maximum level eligible to be granted in 2024 with respect to the performance period beginning on January 1, 2021 and ending on December 31, 2023. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation”, Outperformance RSUs may be earned and granted based on achievement of SP NOI and Nareit FFO per share growth during the performance period. To the extent granted, 50% of Outperformance RSUs will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the performance period after December 31, 2023, 25% will vest on January 1, 2025, and 25% will vest on January 1, 2026.

(11)
As results to date indicate performance at target level, reflects PRSUs at target level with respect to the performance period beginning on January 1, 2022 and ending on December 31, 2024. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation,” PRSUs will vest, if at all, based on the achievement of the performance criteria with respect to such performance period, and then, for units earned, 50% will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the three-year performance period after December 31, 2024, 25% will vest on January 1, 2026, and 25% will vest on January 1, 2027.

(12)
As results to date indicate performance either at or below threshold levels, reflects Outperformance RSUs at threshold level eligible to be granted in 2025 with respect to the performance period beginning on January 1, 2022 and ending on December 31, 2024. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation”, Outperformance RSUs may be granted based on achievement of SP NOI and Nareit FFO per share growth during the performance period. To the extent granted, 50% of Outperformance RSUs will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the performance period after December 31, 2024, 25% will vest on January 1, 2026, and 25% will vest on January 1, 2027.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2022
The following table provides information regarding the amounts received by our named executive officers upon the vesting of stock or similar instruments during our most recent fiscal year. We do not have any outstanding options.
Name	Number of Shares Acquired on Vesting (#)(1)	Value Received on Vesting ($)(1)(2)
James M. Taylor Jr.	266,160	6,734,292
Angela M. Aman	91,775	2,321,431
Mark T. Horgan	88,759	2,245,274
Brian T. Finnegan	75,676	1,913,316
Steven F. Siegel	72,505	1,834,423

(1)
Reflects the vesting of  (i) Service RSUs granted pursuant to the 2013 Omnibus Incentive Plan in 2019 (“RSU 1”), (ii) Service RSUs granted pursuant to the 2013 Omnibus Incentive Plan in 2020 (“RSU 2”), (iii) Service RSUs granted pursuant to the 2013 Omnibus Incentive Plan in 2021 (“RSU 3”), (iv) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2017 and ending on December 31,

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 67

2019 (“RSU 4”), (v) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2018 and ending on December 31, 2020 (“RSU 5”) and (vi) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2019 and ending on December 31, 2021 (“RSU 6”), in each case, as further described below. The terms of the RSUs are described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation.”
(2)
Value received on vesting is based on the closing price of our common stock on the applicable vesting date.

Name	Award	Number of Vested Shares of Brixmor Property Group Inc. Common Stock (#)	Vesting Date	Value Received on Vesting ($)
James M. Taylor Jr.	RSU 1	22,883	1/1/2022	581,457
	RSU 2	20,367	1/1/2022	517,525
	RSU 3	37,239	1/1/2022	946,243
	RSU 4	25,805	1/1/2022	655,705
	RSU 5	56,890	1/1/2022	1,445,575
	RSU 6	102,976	2/1/2022	2,587,767
Angela M. Aman	RSU 1	8,390	1/1/2022	213,190
	RSU 2	7,468	1/1/2022	189,762
	RSU 3	10,595	1/1/2022	269,219
	RSU 4	8,602	1/1/2022	218,577
	RSU 5	18,962	1/1/2022	481,824
	RSU 6	37,758	2/1/2022	948,859
Mark T. Horgan	RSU 1	8,009	1/1/2022	203,509
	RSU 2	7,129	1/1/2022	181,148
	RSU 3	10,015	1/1/2022	254,481
	RSU 4	8,602	1/1/2022	218,577
	RSU 5	18,962	1/1/2022	481,824
	RSU 6	36,042	2/1/2022	905,735
Brian T. Finnegan	RSU 1	7,628	1/1/2022	193,827
	RSU 2	6,789	1/1/2022	172,508
	RSU 3	9,358	1/1/2022	237,787
	RSU 4	4,301	1/1/2022	109,288
	RSU 5	13,274	1/1/2022	337,292
	RSU 6	34,326	2/1/2022	862,612
Steven F. Siegel	RSU 1	6,293	1/1/2022	159,905
	RSU 2	5,941	1/1/2022	150,961
	RSU 3	8,352	1/1/2022	212,224
	RSU 4	7,957	1/1/2022	202,187
	RSU 5	15,644	1/1/2022	397,514
	RSU 6	28,318	2/1/2022	711,631
PENSION BENEFITS FOR FISCAL 2022
We have no pension benefits for our executive officers.
NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2022
We have no nonqualified defined contribution or other nonqualified compensation plans for our executive officers.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 68

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table describes the potential payments and benefits that would have been payable to our current named executive officers under existing plans and contractual arrangements assuming (1) a termination of employment and/or (2) a change in control (“CIC”) occurred, in each case, on December 31, 2022, the last business day of the 2022 fiscal year. The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the named executive officers. These include distributions of plan balances under our 401(k) savings plan and similar items.
Name	Cash Incentive ($)(1)	Continuation of Health Benefits ($)(2)	Value of Accelerated Equity ($)(3)(4)	Total ($)
James M. Taylor Jr.
Qualifying Termination, no CIC(5)	8,060,989	43,093	20,882,113	28,986,195
Qualifying Termination, CIC(5)	8,060,989	43,093	26,547,431	34,651,513
CIC without Termination	—	—	26,547,431	26,547,431
Qualifying Retirement(6)	—	—	—	—
Death or Disability	1,925,000	—	20,882,113	22,807,113
Angela M. Aman
Qualifying Termination, no CIC(5)	3,063,240	27,752	6,853,915	9,944,907
Qualifying Termination, CIC(5)	3,063,240	27,752	8,632,509	11,723,501
CIC without Termination	—	—	8,632,509	8,632,509
Qualifying Retirement(6)	—	—	—	—
Death or Disability	600,000	—	6,853,915	7,453,915
Mark T. Horgan
Qualifying Termination, no CIC(5)	2,811,082	43,093	6,412,110	9,266,285
Qualifying Termination, CIC(5)	2,811,082	43,093	8,016,701	10,870,876
CIC without Termination	—	—	8,016,701	8,016,701
Qualifying Retirement(6)	—	—	—	—
Death or Disability	575,000	—	6,412,110	6,987,110
Brian T. Finnegan
Qualifying Termination, no CIC(5)	2,674,570	28,729	5,982,604	8,685,903
Qualifying Termination, CIC(5)	2,674,570	28,729	7,512,657	10,215,956
CIC without Termination	—	—	7,512,657	7,512,657
Qualifying Retirement(6)	—	—	—	—
Death or Disability	575,000	—	5,982,604	6,557,604
Steven F. Siegel
Qualifying Termination, no CIC(5)	2,046,977	22,853	5,203,489	7,273,319
Qualifying Termination, CIC(5)	2,046,977	22,853	6,475,209	8,545,039
CIC without Termination	—	—	6,475,209	6,475,209
Qualifying Retirement(6)	—	—	3,831,742	3,831,742
Death or Disability	475,000	—	5,203,489	5,678,489

(1)
Under their employment agreements, each of Messrs. Taylor, Horgan, Finnegan and Siegel and Ms. Aman is entitled to receive a cash severance amount that consists of an annual bonus in an amount equal to his or her

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 69

target bonus, prorated based on the number of days during the fiscal year that such executive was employed prior to the termination date, plus in the case of a Qualifying Termination, an amount equal to the sum of  (x) 250% of base salary for Mr. Taylor or 200% of base salary for the other named executive officers, and (y) the sum of such executive’s annual bonuses payable (if any) in respect of the two fiscal years immediately prior to the termination date. The named executive officers receive no cash severance in the case of a change in control without termination.
(2)
Reflects the cost of providing the executive officer with a continuation of medical, dental, and vision insurance under COBRA for a period of twelve months (for Messrs. Finnegan and Siegel) or eighteen months (for Messrs. Taylor and Horgan and Ms. Aman) following the date of termination.

(3)
If a named executive officer were terminated as a result of a Qualifying Termination or a Change in Control, or in the event of the named executive officer’s death or Disability (as that term is defined in the Company’s 2013 Omnibus Incentive Plan), such individual would receive all of the Service RSUs and a portion of the PRSUs granted in 2018, 2019, 2020, 2021, and 2022. The number of PRSUs received by such named executive officer would be determined based on actual performance through the termination date, and, in the case of a Qualifying Termination (but not in the case of a Change in Control), prorated for the performance period through December 31, 2022. The named executive officer would also be eligible to be granted a portion of the Outperformance RSUs with respect to the 2020, 2021 and 2022 Service RSU awards based on actual performance through the termination date and, in the case of a Qualifying Termination (but not in the case of a Change in Control), prorated for the performance period through December 31, 2022. In addition to the amounts reported in the table above, the named executive officer would also be entitled to receive cash in the amount of any dividend equivalents payable through December 31, 2022 on any PRSUs (which amounts are not included herein).

(4)
In the event of a named executive officer retirement that is a Qualifying Retirement, such individual would receive all of the Service RSUs granted in 2022 and a portion of the PRSUs granted in 2018, 2019, 2020, and 2022 based on actual performance through the retirement date, prorated for the performance period through December 31, 2022. All unearned Outperformance RSUs and all other Service RSUs would be forfeited.

(5)
”Qualifying Termination” means a termination of the individual’s employment (x) by the Company without “Cause” (as that term is defined in the Company’s 2013 Omnibus Incentive Plan), or (y) if the individual’s written employment agreement with the Company (or any affiliate) includes a definition of  “good reason” or “constructive termination,” by the individual for “good reason” or in the event of a “constructive termination” (as defined in such written employment agreement).

(6)
“Qualifying Retirement” means a termination of the individual’s employment without Cause, and without contemplated or actual acceptance of employment with another person, following the date on which (i) the sum of the following equals or exceeds 65 years: (A) the number of years of employment with the Company and any predecessor company, and (B) the individual’s age on the termination date, (ii) the individual has attained the age of 55 years old, and (iii) the number of years of the individual’s employment with the Company and any predecessor company is at least five. Amounts are included for persons that satisfy these conditions as of December 31, 2022.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 70

COMPENSATION OF DIRECTORS
Our non-employee directors were compensated for their services as directors in 2022 and received annual fees as follows:
•
$60,000 in cash, paid quarterly in arrears;

•
$120,000 of restricted stock (or $175,000 in the case of the Chair of the Board), which vests on the anniversary of the grant date;

•
$17,500 in cash fees for service on the Audit Committee (or $35,000 in cash for service as chair of the committee);

•
$12,500 in cash fees for service on the Nominating and Corporate Governance Committee (or $17,500 in cash for service as chair of the committee);

•
$12,500 in cash fees for service on the Compensation Committee (or $25,000 in cash for service as chair of the committee); and

•
$10,000 in cash fees for service on an ad hoc investment committee (or $15,000 in cash for service as chair of the committee).

The table below sets forth information regarding non-employee director compensation for the fiscal year ended December 31, 2022. Mr. Taylor, our Chief Executive Officer, did not receive any compensation for his service as a director.
Name	Fees Earned or Paid in Cash ($)(a)	Equity Awards ($)(b)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John G. Schreiber	95,000	175,000	—	—	—	—	270,000
Michael Berman	95,000	120,000	—	—	—	—	215,000
Julie Bowerman	77,500	120,000	—	—	—	—	197,500
Sheryl M. Crosland	92,500	120,000	—	—	—	—	212,500
Thomas W. Dickson	82,500	120,000	—	—	—	—	202,500
Daniel B. Hurwitz	72,500	120,000	—	—	—	—	192,500
William D. Rahm	97,500	120,000	—	—	—	—	217,500
Sandra A. J. Lawrence	77,500	120,000	—	—	—	—	197,500

(a)
Includes annual retainer and cash fees for committee service. In addition, Ms. Crosland (as chair), Mr. Schreiber and Mr. Dickson are current members of the ad hoc investment committee of the Board, which considers for approval individual transactions with a value between $50,000,000 and $100,000,000.

(b)
Equity Awards represent the grant date fair value for the shares of restricted stock granted on April 27, 2022 calculated in accordance with FASB ASC Topic 718.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 71

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The current members of the Compensation Committee are Messrs. Dickson, Hurwitz, Rahm, and Schreiber. None of these directors was, during the fiscal year, an officer or employee of the Company. No executive officer of the Company served as a member of the Compensation Committee (or other Board Committee performing equivalent functions or, in the absence of any such Committee, the entire Board of Directors) or as a director of another entity, one of whose executive officers served on the Compensation Committee or as a director of the Company.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 72

>	PAY RATIO
Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.
In identifying our median employee in 2022, we calculated the annual total compensation of each employee for the twelve month period that ended on December 31, 2022. Total compensation for these purposes included base salary, bonus, and equity awards, as applicable, and was calculated using internal payroll records. We selected the median employee based on the 500 full-time, 1 part-time and 1 temporary employees who were employed as of December 31, 2022. We have no non-U.S. employees. The average tenure of our employees as of such date was 6.4 years.
The 2022 annual total compensation as determined under Item 402 of Regulation S-K for our CEO was $8,288,592. The 2022 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $121,559. The ratio of our CEO’s annual total compensation to our median employee’s total compensation for fiscal year 2022 is 68 to 1.
BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 73

>	PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE TABLES
The disclosure included in this section is prescribed by SEC rules. For a detailed discussion on the design of our executive compensation program, including how we align Company pay to Company performance, see “Compensation Discussion and Analysis” beginning on page 46. The Compensation Committee did not consider the pay versus performance data presented below in making its pay decisions for any of the years shown.
The following table sets forth information concerning the compensation of our CEO and to our other named executive officers compared to Company performance for the years ended December 31, 2022, 2021 and 2020.
	Pay vs Performance Table
Year	Summary Compensation Table Total Pay for CEO(1)(2)	CAP to CEO(3)	Average Summary Compensation Table Total Pay for other NEOs(1)(2)	Average CAP to other NEOs(3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income(5)	Nareit FFO Per Diluted Share
					TSR(4)	Peer Group TSR(4)
2022	$8,288,592	$12,188,182	$2,867,320	$3,908,786	$120.07	$104.46	$354,193	$1.95
2021	8,359,959	20,628,728	2,481,650	6,116,075	128.91	119.43	270,187	1.75
2020	5,093,326	2,158,553	1,882,520	915,570	80.45	72.36	121,173	1.47

(1)
For each year shown, the CEO was James M. Taylor, Jr. and the other NEOs were Angela M. Aman, Mark T. Horgan, Brian T. Finnegan and Steven F. Siegel.

(2)
The values reflected in this column represent the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 62. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
Compensation actually paid (“CAP”) is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The following tables reflect the adjustments made to SCT total compensation to compute CAP for our CEO and average CAP for our other NEOs.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 74

	Reconciliation of Summary Compensation Total vs Compensation Actually Paid (CEO)
	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards as of 12/31	Plus Annual Change in Value of Prior Year Awards that Remain Unvested	Plus Change in Value of Prior Year Awards that Vest During Year	Plus Dividends on Unvested Awards/ Accrued Dividends	Equals CAP
2022	$8,288,592	$4,724,860	$4,827,817	$3,123,784	$(28,833)	$701,683	$12,188,182
2021	8,359,959	5,114,953	10,805,253	5,970,453	78,508	529,508	20,628,728
2020	5,093,326	2,945,001	3,076,057	(3,234,097)	(101,676)	269,943	2,158,553
	Reconciliation of Summary Compensation Total vs Compensation Actually Paid (other NEOs)
	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards as of 12/31	Plus Annual Change in Value of Prior Year Awards that Remain Unvested	Plus Change in Value of Prior Year Awards that Vest During Year	Plus Dividends on Unvested Awards/ Accrued Dividends	Equals CAP
2022	$2,867,320	$1,506,022	$1,538,830	$803,999	$(9,551)	$214,211	$3,908,786
2021	2,481,650	1,315,915	2,779,855	1,939,412	51,365	179,710	6,116,075
2020	1,882,520	987,797	1,031,752	(1,026,677)	(86,532)	102,303	915,570

(4)
Reflects the cumulative TSR of the Company and the FTSE Nareit Equity Shopping Centers Index for the year ended December 31, 2020, the two-years ended December 31, 2021 and the three years ended December 31, 2022, assuming a $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends.

(5)
Amounts in thousands.

SEC CAP COMPARED TO REALIZED PAY
The SEC-defined CAP data set forth in the table above does not reflect amounts actually realized by our named executive officers. A significant portion of the CAP amounts shown relate to changes in the values of unearned and/or unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. Specifically, as described in detail in the “Compensation Discussion and Analysis” section above, our performance equity awards are subject to multi-year performance conditions tied to relative and absolute TSR and are further subject to time-based vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest.
The following table illustrates the significant difference between SEC-defined CAP and the pay actually realized by our named executive officers in a given year. Realized pay as set forth in this table is the aggregate value of cash compensation paid (computed consistently with SCT Total Compensation and CAP), the value of dividends and dividend equivalents paid on unvested equity awards (computed consistently with CAP), and the fair value at vesting date of stock awards that fully vest in the reporting year.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 75

	Realized Pay vs Compensation Actually Paid
	CEO SCT Total Compensation	CEO Realized Pay	CEO CAP	Average Other NEO SCT Total Compensation	Average Realized Pay for Other NEOs	Average CAP for Other NEOs
2022	$8,288,592	$10,999,707	$12,188,182	$2,867,320	$3,654,120	$3,908,786
2021	8,359,959	7,297,358	20,628,728	2,481,650	2,521,634	6,116,075
2020	5,093,326	4,778,858	2,158,553	1,882,520	1,755,894	915,570
RELATIONSHIP OF SEC CAP TO PERFORMANCE
The following graphs illustrate the relationship during 2020-2022 of the CAP to our CEO and the average CAP to our other NEOs (each as set forth in the table above), to (i) our cumulative TSR and the cumulative TSR of the constituent companies in the FTSE Nareit Equity Shopping Centers Index, (ii) our GAAP net income, and (iii) our Nareit FFO (in each case as set forth in the table above).

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 76

COMPARISION OF THREE YEAR COMPENSATION ACTUALLY PAID AND GAAP NET INCOME
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
2020
2021
2022
CEO CAP
Other NEOs CAP (Average)
GAAP Net Income (in thousands)

COMPARISION OF THREE YEAR COMPENSATION ACTUALLY PAID AND NAREIT FFO PER DILUTED SHARE

$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$2.00
$1.80
$1.60
$1.40
2020
2021
2022
CEO CAP
Other NEOs CAP (Average)
Nareit FFO Per Diluted Share

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 77

FINANCIAL PERFORMANCE MEASURES
The most important financial performance measures used by the Company in setting pay-for-performance compensation for the most recently completed fiscal year are described in the table below. The manner in which these measures, together with certain non-financial performance measures, determine the amounts of incentive compensation paid to our named executive officers is described above in the section “—Company Performance Versus Metrics for Annual Bonus Program.”
Significant Financial Performance Measures
Nareit FFO Per Diluted Share
Same Property Net Operating Income Growth
Relative TSR (against the FTSE Nareit Equity Shopping Centers Index)

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 78

>	OWNERSHIP OF SECURITIES
The following table and accompanying footnotes set forth information regarding the beneficial ownership of outstanding Brixmor common stock as of February 9, 2023 by: (1) each person known to us to beneficially own more than 5% of the outstanding voting securities of Brixmor Property Group Inc., (2) each of the named executive officers, (3) each of our directors and (4) all of our directors and executive officers, as a group.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise set forth below, the address of each beneficial owner is c/o Brixmor Property Group Inc., 450 Lexington Avenue, New York, New York 10017.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of All Shares of Common Stock(1)
Principal Stockholders
The Vanguard Group(2)	45,890,380	15.3%
Blackrock, Inc.(3)	36,249,996	12.1%
State Street Corporation(4)	16,836,881	5.6%
Wellington Management Group LLP(5)	16,160,282	5.4%

Directors, Director Nominees and Named Executive Officers:
James M. Taylor Jr.	653,259	*
John G. Schreiber(6)	86,811
Michael Berman	45,146	*
Julie Bowerman	19,671	*
Sheryl M. Crosland(7)	38,761	*
Thomas W. Dickson	39,671	*
Daniel B. Hurwitz(8)	31,149	*
Sandra A. J. Lawrence	4,671	*
William D. Rahm	44,671	*
Angela M. Aman	174,554	*
Mark T. Horgan	230,451	*
Brian T. Finnegan	194,373	*
Steven F. Siegel	322,778	*
Directors and Executive Officers as a Group (13 persons)	1,885,966	*
*Less than 1%.
(1)
Based on 300,520,890 shares of our common stock outstanding as of February 9, 2023.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 79

(2)
Based solely on a Schedule 13G filed with the SEC on February 9, 2023. The Vanguard Group has sole voting power with respect to 0 shares, shared voting power with respect to 365,483 shares, sole dispositive power with respect to 45,231,185 shares and shared dispositive power with respect to 659,195 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based solely on a Schedule 13G filed with the SEC on January 30, 2023. Blackrock, Inc. has sole voting power with respect to 34,125,791 shares and sole dispositive power with respect to 36,249,996 shares. Blackrock, Inc. has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: BlackRock Life Limited; BlackRock International Limited; BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Fund Advisors; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; BlackRock (Singapore) Limited; and BlackRock Fund Managers Ltd. The address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.

(4)
Based solely on a Schedule 13G filed with the SEC on February 6, 2023. Wellington Management Group LLP does not have sole voting or sole dispositive power with respect any shares. Wellington Management Group LLP has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: Wellington Group Holdings LLP; Wellington Investment Advisors Holdings LLP; Wellington Management Global Holdings, Ltd.; Wellington Investment Advisors LLP; Wellington Management Company LLP; Wellington Management Canada LLC; Wellington Management Singapore Pte Ltd; Wellington Management Hong Kong Ltd; Wellington Management International Ltd; Wellington Management Japan Pte Ltd; and Wellington Management Australia Pty Ltd. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(5)
Based solely on a Schedule 13G filed with the SEC on January 20, 2023. State Street Corporation does not have sole voting or sole dispositive power with respect any shares. State Street Corporation has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: SSGA Funds Management, Inc.; State Street Global Advisors Europe Limited; State Street Global Advisors Limited; State Street Global Advisors Trust Company; State Street Global Advisors, Australia, Limited; State Street Global Advisors (Japan) Co., Ltd.; State Street Global Advisors Asia Limited; and State Street Global Advisors, Ltd. The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA, 02111.

(6)
Includes 50,000 shares held by Centaur Partners IV, LP.

(7)
Includes 4,090 shares held by husband.

(8)
Includes 4,671 shares held by Raider Hill Advisors.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires executive officers and directors, a company’s chief accounting officer and persons who beneficially own more than 10% of a company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Executive officers, directors, the chief accounting officer and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of copies of such reports and written representations from our executive officers and directors, we believe that our executive officers and directors and our Chief Accounting Officer filed all reports required by Section 16(a) of the Exchange Act on a timely basis.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 80

REVIEW, APPROVAL, OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements upon issuers having publicly-held common stock that is listed on the NYSE. Under the policy, a “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel will then promptly communicate that information to our Board of Directors. No related person transaction will be executed without the approval or ratification of our Board of Directors or a duly authorized committee of our Board of Directors. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.
In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under our categorical independence standards included in our Corporate Governance Guidelines and the rules and regulations of the SEC, the NYSE and the Internal Revenue Code of 1986.
RELATED PERSON TRANSACTIONS
We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Maryland law and our charter against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
Except as set forth above, since January 1, 2022, there have been no related person transactions with any director or executive officer of the Company or any other related person, as defined in Rule 404 under Regulation S-K promulgated under the Securities Act of 1933, as amended, and none are proposed.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 81

>	EQUITY COMPENSATION TABLE
The following table sets forth information regarding outstanding shares reserved for future issuance under the Company’s equity compensation plans as of December 31, 2022.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	2,267,341	—	9,958,142
Equity compensation plan not approved by security holders	—	—	—
Total	2,267,341	—	9,958,142

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 82

>	STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
If any stockholder wishes to propose a matter for consideration at our 2023 Annual Meeting of Stockholders, the proposal must be mailed to our Secretary, Brixmor Property Group Inc., 450 Lexington Avenue, New York, New York 10017 in accordance with the SEC’s stockholder proposal rule (Rule 14a-8 of the Exchange Act) or the advance notice provisions of our Bylaws. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8 of the Exchange Act) for inclusion in our 2024 Annual Meeting proxy statement and form of proxy to be made available in 2024, the proposal must be received by our Corporate Secretary on or before November 15, 2023. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
Our bylaws currently provide that, for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Company, and, in the case of business other than nominations of persons for election to the Board, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the one hundred fiftieth (150th) day nor later than the close of business (EDT) on the one hundred twentieth (120th) day prior to the first anniversary of the date the company’s proxy statement is released to stockholders determined in accordance with Rule 14a-8 promulgated under the Exchange Act, for the preceding year’s annual meeting, or no earlier than October 16, 2023 or later than November 15, 2023; provided, however, that if the date of the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary date of the preceding year’s annual meeting, in order for the notice to be timely, such notice must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than the close of business (EDT) on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting, as originally convened, or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice. Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors in increased, and there is no public announcement of such action at least one hundred thirty (130) days prior to the first anniversary of the date the company’s proxy statement is released to stockholders for the preceding year’s annual meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of the Company at the principal executive offices of the Company not later than 5:00 p.m. (EDT) on the tenth (10th) day following the day on which such public announcement is first made by the Company.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 83

>	PROXY ACCESS NOMINEES
Our bylaws provide that a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding common stock continuously for at least three years, may include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors on the Board or two directors, provided that the stockholder(s) and the nominees satisfy the eligibility requirements in our bylaws. If you wish to nominate any person for election to our Board at the 2024 Annual Meeting under the proxy access provision of our Bylaws, your nomination notice must be submitted to the Corporate Secretary between the close of business on October 16, 2023, and the close of business on November 15, 2023, unless the date of the 2024 proxy statement is moved by more than 30 days before or after the anniversary of the date of this proxy statement, in which case the nomination must be received no earlier than the one hundred fiftieth (150th) day and no later than the one hundred twentieth (120th) day prior to the mailing of the notice for such meeting or the tenth day following the date we announce publicly the date for our 2024 proxy statement.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 84

>	HOUSEHOLDING OF PROXY MATERIALS
A stockholder’s notice must contain certain information specified by our bylaws about the stockholder, its affiliates and any proposed business or nominee for election as a director, including information about the economic interest of the stockholder, its affiliates and any proposed nominee in us.
SEC rules permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker, bank or other nominee. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting our Corporate Secretary at 450 Lexington Avenue, New York, New York 10017, (212) 869-3000.
>	OTHER BUSINESS
The Board does not know of any other matters that may be properly brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
By Order of the Board of Directors,
Steven F. Siegel
Secretary
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (https://www.brixmor.com) and click on “Financial Information” under the “Investors” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2022, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:
Secretary
Brixmor Property Group Inc.
450 Lexington Avenue
New York, New York 10017

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 85

>	GENERAL INFORMATION
Why am I being provided with these materials?
We have made these proxy materials available to you via the Internet or, upon your request, have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by the Board of Directors (the “Board”) of Brixmor Property Group Inc., a Maryland corporation (the “Company”), of proxies to be voted at our Annual Meeting of Stockholders to be held on April 26, 2023 (“Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. You are invited to attend the Annual Meeting and vote your shares. The Annual Meeting will be a virtual meeting of stockholders, and will be held at 9:00 a.m. (EDT) via live webcast. For instructions on how to access the live webcast and attend the virtual Annual Meeting, see “How do I attend and vote shares at the virtual Annual Meeting?”
What am I voting on?
There are four proposals to be considered and voted on at the Annual Meeting:
•
Proposal No. 1:   Election of eight directors to serve until our next annual meeting and until their successors are duly elected and qualify.

•
Proposal No. 2:   Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.

•
Proposal No. 3:   Approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.

Who is entitled to vote?
Stockholders as of the close of business on February 9, 2023 (the “Record Date”), may vote at the Annual Meeting, or any postponement or adjournment thereof. As of that date, there were 300,520,890 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:
•
Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”);

•
Held for you in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the broker, bank or other nominee how to vote their shares; and

•
Held for you by us as restricted shares (whether vested or non-vested) under any of our stock incentive plans.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 86

Why are you holding a virtual Annual Meeting?
To encourage higher levels of stockholder participation while also helping us reduce the financial and environmental costs associated with the Annual Meeting, this year’s Annual Meeting will be held in a virtual meeting format only.
Stockholders at the virtual-only meeting will have the same rights as at an in-person meeting, including the rights to vote and ask questions at the virtual meeting. We believe that hosting a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and the Company. You may vote during the meeting by following the instructions that will be available on the virtual meeting website during the meeting. In addition, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. Just like we did at last year’s virtual meeting and during our prior in-person meetings, during the live Q&A session of the Annual Meeting, we will answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. In the event any pertinent questions cannot be answered during the meeting due to time constraints, such questions and management’s answers will be made publicly available on our investor relations website (along with a replay of the Annual Meeting) promptly after the virtual Annual Meeting.
If you wish to submit a question, you may do so in a few ways. If you want to submit a question before the meeting, then after properly registering as set forth below you will be able to submit a question via the virtual meeting platform. Alternatively, if you want to submit your question or make a comment during the meeting, log into the virtual meeting platform using your unique join link described below and type your question into the “Questions/Comments” section on your screen. Off-topic, personal or other inappropriate questions will not be answered.
How do I attend and vote shares at the virtual Annual Meeting?
The Annual Meeting will convene at 9:00 a.m. (EDT) on April 26, 2023. You will be able to attend the virtual Annual Meeting by first registering at https://www.viewproxy.com/brixmor/2023. Please be aware that in order to attend the virtual Annual Meeting, you must register no later than 11:59 p.m. (EDT) on April 21, 2023. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.
If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.
If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2023 annual meeting and ask questions (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 87

https://www.viewproxy.com/brixmor/2023. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.
The virtual meeting is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet or WiFi connection wherever they intend to participate in the virtual Annual Meeting. Participants should also give themselves plenty of time to dial-in to the virtual meeting or log in and ensure that they can hear audio prior to the start of the virtual Annual Meeting.
There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 8:45 a.m. (EDT) on April 26, 2023, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.
Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting. We will provide a physical location to view the webcast if requested by a stockholder in writing by contacting the Secretary at Brixmor Property Group Inc., 450 Lexington Avenue, New York, New York 10017. Please note that no members of management or the Board will be in attendance at the physical location.
A replay of the meeting, as well as any questions pertinent to meeting matters and management’s answers (including any questions that could not be answered during the meeting due to time constraints), will be made publicly available on our investor relations website promptly after the virtual Annual Meeting.
What constitutes a quorum?
The presence in person via attendance at the virtual Annual Meeting or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum to transact business at the Annual Meeting. Stockholders who properly authorize a proxy but who instruct their proxy holder to abstain from voting on one or more matters are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes,” described below, also are counted as present and entitled to vote for purposes of determining a quorum. However, as described below under “How are votes counted?,” if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares will not be voted on any proposal on which your broker, bank or other nominee does not have discretionary authority to vote (a “broker non-vote”).

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 88

What is a “broker non-vote”?
A broker non-vote occurs when shares held by a broker, bank or other nominee are not voted with respect to a proposal because (1) the broker, bank or other nominee has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker, bank or other nominee lacks the authority to vote the shares at his or her discretion. Under current NYSE interpretations that govern broker non-votes, Proposal Nos. 1 and 3 are considered non-discretionary matters and a broker, bank or other nominee will lack the authority to vote shares at his or her discretion on such proposals. Proposal No. 2 is considered a discretionary matter and a broker, bank or other nominee will be permitted to exercise his or her discretion.
How many votes are required to approve each proposal?
The affirmative vote of a majority of the votes cast will be required to approve each of the proposals. While the vote on executive compensation (Proposal No. 3) is advisory in nature and non-binding, the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation.
How are votes counted?
You may instruct your proxy to vote “FOR” or “AGAINST” or to “ABSTAIN” with respect to the election of directors (Proposal No. 1), ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023 (Proposal No. 2) and the advisory vote on the compensation paid to our named executive officers (Proposal No. 3). Abstentions and broker non-votes will have no effect on the outcome of the proposals.
If you properly authorize a proxy (whether by internet, telephone or mail) without specifying voting instructions on any matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be brought before the Annual Meeting. The Board has recommended a vote “FOR” each director nominee listed herein and “FOR” Proposal Nos. 2 and 3.
Who will count the vote?
Representatives of Alliance Advisors will tabulate the votes, and representatives of Alliance Advisors will serve as inspectors of election.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
•
“FOR” each of the nominees for election as directors set forth in this proxy statement.

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.

•
“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 89

How do I authorize a proxy to vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may authorize a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:
•
By Internet—If you have Internet access, you may authorize your proxy by going to https://www.aalvote.com/BRX and by following the instructions on how to complete an electronic proxy card. You will need the control number included on your Notice of Internet Availability or proxy card in order to vote online.

•
By Telephone—If you have access to a touch-tone telephone, you may authorize your proxy by dialing 1-866-804-9616 and by following the recorded instructions. You will need the control number included on your Notice of Internet Availability or proxy card in order to vote by telephone.

•
By Mail—If you have requested or received a paper copy of the proxy materials by mail, you may authorize your proxy by mail by completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the envelope that has been provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.
Internet and telephone voting facilities will close at 11:59 p.m. (EDT) on April 25, 2023 for the voting of shares held by stockholders of record or held in street name.
Mailed proxy cards with respect to shares held of record or in street name must be received no later than April 25, 2023.
What does it mean if I receive more than one Notice on or about the same time?
It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you authorize a proxy by Internet or telephone, vote once for each Notice you receive.
May I change my vote or revoke my proxy?
Yes. Whether you have authorized a proxy by Internet, telephone or mail, if you are a stockholder of record, you may change your voting instructions or revoke your proxy by:
•
Sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than April 25, 2023;

•
Authorizing a proxy again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (EDT) on April 25, 2023;

•
Submitting a properly signed proxy card with a later date that is received no later than April 25, 2023; or

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 90

•
Attending the virtual Annual Meeting, revoking your proxy and voting during the live webcast.

If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your proxy during the live webcast of the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Could other matters be decided at the Annual Meeting?
At the date this proxy statement went to press, we did not know of any matters that may be properly presented at the Annual Meeting other than those referred to in this proxy statement.
If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

BRIXMOR PROPERTY GROUP | 2023 PROXY STATEMENT | PAGE 91

BRIXMOR®
Property Group

450 Lexington Avenue, New York, NY 10017 | 800.468.7526 | Brixmor.com

BRIXMOR PROPERTY GROUP INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRIXMOR PROPERTY GROUP INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, APRIL 26, 2023 AT 9:00 A.M. (EDT) The undersigned hereby appoints Steven F. Siegel and Patrick Bennison as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of common stock of Brixmor Property Group Inc. held of record by the undersigned at the close of business on February 9, 2023 (the “Record Date”), at the 2023 Annual Meeting of Stockholders to be held on Wednesday, April 26, 2023 at 9:00 A.M. (EDT) (the “Annual Meeting”) and at any adjournment or postponement thereof, and further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting (including any motion to amend the resolutions proposed at the Annual Meeting and any motions to adjourn such meeting) and at any adjournment or postponement thereof. The Annual Meeting will be held virtually via the Internet. In order to attend the Annual Meeting, you must register at http://www.viewproxy.com/brixmor/2023/htype.asp by 11:59 p.m. (EDT) on April 21, 2023. If you have properly registered, you will receive a registration confirmation with a link to attend the virtual Annual Meeting. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the General Information Section under “How do I attend and vote shares at the virtual Annual Meeting?”. This proxy card, when properly executed and delivered, will be voted in the manner directed on the reverse side. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting. Address changes/comments: _________________________________________________________________________________________________ ____________________________________________________________________________________________________________________________
Please mark, date, sign, and mail your proxy promptly in the envelope provided. IMPORTANT: SIGNATURE REQUIRED ON THE OTHER SIDE. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. KEEP THIS PORTION FOR YOUR RECORDS. Important Notice for Brixmor Property Group Inc. Stockholders 2023 Annual Meeting of Stockholders Wednesday, April 26, 2023 9:00 a.m. Eastern Daylight Time Important Notice Regarding the Availability of Proxy Materials: The Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2022 and our 2022 Annual Report to Stockholders are available at: www.viewproxy.com/brixmor/2023

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “ FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “ FOR”Please mark PROPOSALS 2 AND 3.your votes 1. To elect eight directors to serve until our next annual meeting oflike this stockholders and until their successors are duly elected and qualify. Nominees:FORAGAINSTABSTAIN 2. To ratify the appointment of FORAGAINSTABSTAIN Deloitte & Touche LLP as our independent 01 James M. Taylor Jr. registered public accounting firm for 2023. 02 Michael Berman 3. To approve, on a non-binding advisory 03 Julie Bowerman 04 Sheryl M. Crosland basis, the compensation paid to our 05 Thomas W. Dickson named executive officers. 06 Daniel B. Hurwitz NOTE: Please sign as name appears hereon. Joint owners should each 07 Sandra A. J. Lawrence sign. When signing as attorney, executor, administrator, corporate officer, 08 William D. Rahm trustee or guardian, please give full title as such. DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) For address changes and/or comments, please check this box and write them on the back where indicated _________________________________________________________________ Signature _________________________________________________________________ Signature (if held jointly) Date: ______________________________________________________, 2023 VIRTUAL CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. SCAN TO VIEW MATERIALS & VOTE VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/BRX Have your proxy card available when you access the above -website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.